SCHEDULE 14A INFORMATION
(RULE 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

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SANTARUS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
PROPOSAL 1
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION AND OTHER INFORMATION
PERFORMANCE GRAPH
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PROPOSAL 2
PROPOSAL 3
PROPOSAL 4
COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
STOCKHOLDER PROPOSALS
ANNUAL REPORT
OTHER BUSINESS

SANTARUS, INC.

10590 West Ocean Air Drive, Suite 200
San Diego, California 92130

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

       The Annual Meeting of the Stockholders of Santarus, Inc. will be held on July 27, 2004 at 11:00 a.m. at the Doubletree Hotel Del Mar, 11915 El Camino Real, San Diego, California 92130, for the following purposes:

•	elect two directors of Santarus;

•	approve the Amended and Restated 2004 Equity Incentive Award Plan, as described in Proposal 2;

•	approve the Amended and Restated Employee Stock Purchase Plan, as described in Proposal 3;

•	ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year 2004; and

•	transact such other business as may be properly brought before the meeting or any adjournment thereof.

      Stockholders of record at the close of business on June 15, 2004 are entitled to notice of and to vote at our Annual Meeting and at any adjournment or postponement thereof.

      Accompanying this Notice is a proxy card (the “Proxy”). Whether or not you expect to be at our Annual Meeting, please complete, sign and date the enclosed Proxy and return it promptly. If you plan to attend our Annual Meeting and wish to vote your shares personally, you may do so at any time before the Proxy is voted.

      All stockholders are cordially invited to attend the meeting.

By Order of the Board of Directors,

Gerald T. Proehl
President, Chief Executive Officer and Director

San Diego, California

July 1, 2004

SANTARUS, INC.

PROXY STATEMENT

      The board of directors of Santarus, Inc., a Delaware corporation (“Santarus,” the “company,” “we” or “us”), is soliciting the enclosed Proxy for use at our Annual Meeting of Stockholders to be held on July 27, 2004 at 11:00 a.m. at the Doubletree Hotel Del Mar, 11915 El Camino Real, San Diego, California 92130, and at any adjournments or postponements thereof. This Proxy Statement will be first sent to stockholders on or about July 1, 2004.

      All stockholders who find it convenient to do so are cordially invited to attend the meeting in person. In any event, please complete, sign, date and return the proxy card (the “Proxy”) in the enclosed envelope.

      A proxy may be revoked by written notice to our corporate secretary at any time prior to the voting of the proxy, or by executing a later proxy or by attending the meeting and voting in person. Unrevoked proxies will be voted in accordance with the instructions indicated in the proxies, or if there are no such instructions, such proxies will be voted (1) for the election of our board of directors’ nominees for director, (2) for the approval of our Amended and Restated 2004 Equity Incentive Award Plan (the “2004 Plan”), (3) for the approval of our Amended and Restated Employee Stock Purchase Plan (the “Purchase Plan”), and (4) for ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm. Shares represented by proxies that reflect abstentions or include “broker non-votes” will be treated as present and entitled to vote for purposes of determining the presence of a quorum. Abstentions and “broker non-votes” will not be considered in determining whether director nominees have received the requisite number of affirmative votes. For each of the remaining proposals, abstentions will have the effect of a vote “against” such proposal, and “broker non-votes,” although counted for purposes of determining the presence of a quorum, will have the effect of a vote neither “for” nor “against” such proposal.

      Stockholders of record at the close of business on June 15, 2004 (the “Record Date”) will be entitled to vote at the meeting or vote by proxy using the Proxy. As of that date, 29,274,284 shares of our common stock, par value $0.0001 per share, were outstanding. Each share of our common stock is entitled to one vote. A majority of the outstanding shares of our common stock entitled to vote, represented in person or by proxy at our Annual Meeting, constitutes a quorum. A plurality of the votes of the shares present in person or represented by proxy at our Annual Meeting and entitled to vote on the election of directors is required to elect directors; and a majority of the shares present in person or represented by proxy and entitled to vote thereon is required for the approval of the 2004 Plan, the approval of the Purchase Plan and the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2004.

      The cost of preparing, assembling and mailing the Notice of Annual Meeting, Proxy Statement and Proxy will be borne by us. In addition to soliciting proxies by mail, our officers, directors and other regular employees, without additional compensation, may solicit proxies personally or by other appropriate means. It is anticipated that banks, brokers, fiduciaries, other custodians and nominees will forward proxy soliciting materials to their principals, and that we will reimburse such persons’ out-of-pocket expenses.

PROPOSAL 1

ELECTION OF DIRECTORS

      Our board of directors currently consists of seven members. Our Amended and Restated Certificate of Incorporation provides for the classification of our board of directors into three classes, as nearly equal in number as possible, with staggered terms of office and provides that upon the expiration of the term of office for a class of directors, nominees for such class shall be elected for a term of three years or until their successors are duly elected and qualified. At this meeting, two nominees for director are to be elected as Class I directors. The nominees are Daniel D. Burgess and Arthur J. Klausner. The Class II and Class III directors have one year and two years, respectively, remaining on their terms of office.

      A plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors is required to elect directors. If no contrary indication is made, proxies in the accompanying form are to be voted for our board of directors’ nominees or, in the event any of such nominees is not a candidate or is unable to serve as a director at the time of the election (which is not currently expected), for any nominee who shall be designated by our board of directors to fill such vacancy.

Information Regarding Directors

      The information set forth below as to the directors and nominees for director has been furnished to us by the directors and nominees for director:

Nominees for Election For a Three-Year Term Expiring at the

2007 Annual Meeting of Stockholders

Name	Age	Present Position with the Company

Daniel D. Burgess	42	None
Arthur J. Klausner	44	Director

      Daniel D. Burgess is a nominee for election to our board of directors. Since August 1999, Mr. Burgess has been Chief Operating Officer and Chief Financial Officer of Hollis-Eden Pharmaceuticals, Inc. Mr. Burgess joined Hollis-Eden from Nanogen Inc., where he served as Vice President and Chief Financial Officer. Prior to joining Nanogen in 1998, Mr. Burgess spent ten years with Gensia Sicor, Inc. (acquired by Teva Pharmaceutical Industries Limited) and Gensia Automedics, Inc., a partially owned subsidiary of Gensia Sicor. He served as President and a director of Gensia Automedics, where he was responsible for all functional areas of this medical products company. In addition, he was Vice President and Chief Financial Officer of Gensia Sicor, where he was responsible for finance, investor relations, business development and other administrative functions. Prior to joining Gensia, Mr. Burgess held positions at Castle & Cooke, Inc. and Smith Barney, Harris Upham and Company. Mr. Burgess has served as a director of Metabasis Therapeutics, Inc. since March 2004. He received a degree in economics from Stanford University and an M.B.A. from Harvard Business School.

      Arthur J. Klausner has served as a member of our board of directors since March 2001. From 1990 through February 2004, Mr. Klausner was with Domain Associates, L.L.C., a venture capital firm specializing in early-stage life sciences companies, serving as a General Partner from 1997 through February 2004. Previously, Mr. Klausner spent six years at Bio/ Technology magazine (now Nature Biotechnology), where as Senior Editor he researched and prepared over 200 articles concerning scientific and business aspects of applied biology. Mr. Klausner holds a B.A. in biology from Princeton University and an M.B.A. from Stanford University Graduate School of Business.

Members of the Board of Directors Continuing in Office

Term Expiring at the

2005 Annual Meeting of Stockholders

Name	Age	Present Position with the Company

Rodney A. Ferguson, J.D., Ph.D.	47	Director
Michael E. Herman	63	Director
Frederik Vincent van der Have	53	Director

      Rodney A. Ferguson, J.D., Ph.D. has served as a member of our board of directors since February 2001. Dr. Ferguson has been a Partner at JPMorgan Partners, the private equity group of JPMorgan Chase & Co., a financial services company, since January 2001. From July 1999 to December 2000, Dr. Ferguson was a Partner at InterWest Partners, a venture capital company, focusing on medical technology companies, and from June 1988 to July 1999 he served in various positions at Genentech, Inc., a biotechnology company, including Senior Corporate Counsel and Senior Director of Business Development. Dr. Ferguson has served as a director of Corgentech Inc. since November 2000 and as Chairman of the Board since August 2002. Dr. Ferguson holds a B.S. in biochemistry from the University of Illinois, a Ph.D. in biochemistry from the State University of New York at Buffalo and a J.D. from Northwestern University.

      Michael E. Herman has served as a member of our board of directors since September 2003. From January 1992 to December 2000, Mr. Herman was President of the Kansas City Royals Baseball Club. From January 1990 to December 1999, he was Chairman of the Finance and Investment Committee of the Kauffman Foundation and was its President from January 1985 to December 1990. From October 1974 to December 1990, Mr. Herman was the Executive Vice President and Chief Financial Officer of Marion Laboratories. Mr. Herman serves on the board of directors of Cerner Corporation, a health care information technology company, and also is a Trustee of Rensselaer Polytechnic Institute and the University of Chicago Graduate School of Business. Mr. Herman also served as a director of Janus Capital and Eloquent, Inc. until March 2003. Mr. Herman holds a B.S. in metallurgical engineering from Rensselaer Polytechnic Institute and an M.B.A. from the University of Chicago.

      Frederik Vincent van der Have has served as a member of our board of directors since May 2003. Since October 1998, Mr. van der Have has been a Partner with Life Science Partners, a venture capital firm investing in early stage life sciences companies, which he co-founded, and a Partner with Euroventures Benelux, a venture capital firm investing mainly in information technology, healthcare and biotechnology companies. In June 1998, he also co-founded a late stage venture capital fund for Ukraine with most of the funding provided by the European Bank for Reconstruction and Development in London. Mr. van der Have serves on several boards as a non-executive director and is a member of the board of the Dutch Venture Capital Association (NVP). Mr. van der Have holds an M.B.A. from Rotterdam School of Management.

Term Expiring at the

2006 Annual Meeting of Stockholders

Name	Age	Present Position with the Company

Gerald T. Proehl	45	President, Chief Executive Officer and Director
David F. Hale	55	Chairman of the Board

      Gerald T. Proehl has served as our President and Chief Executive Officer and as a director since January 2002. From March 2000 through December 2001, Mr. Proehl was our President and Chief Operating Officer. From April 1999 to March 2000, Mr. Proehl was our Vice President, Marketing and Business Development. Prior to joining Santarus, Mr. Proehl was with Hoechst Marion Roussel, Inc., a global pharmaceutical company, for 14 years, where he served in various capacities in multiple therapeutic areas including gastrointestinal, cardiovascular, wound care and central nervous system, and from March

1997 to April 1999 served as Vice President of Global Marketing. While at Hoechst Marion Roussel, Mr. Proehl oversaw the co-promotion of Prilosec® by Hoechst Marion Roussel and Astra Merck Inc. and was responsible for marketing Carafate® and Pentasa®. Mr. Proehl has served as a director of Depomed, Inc. since May 2004. Mr. Proehl holds a B.S. in education from the State University of New York at Cortland, an M.A. in exercise physiology from Wake Forest University and an M.B.A. from Rockhurst College.

      David F. Hale has been Chairman since February 2004 and has served as a member of our board of directors since June 2000. Since October 2000, Mr. Hale has served as President and Chief Executive Officer and since December 2000 as a director of CancerVax Corporation, a biotechnology company specializing in the treatment and control of cancer. Prior to joining CancerVax Corporation, Mr. Hale served as President and Chief Executive Officer and a director of Women First HealthCare, Inc., a specialty healthcare company, from January 1998 to May 2000. From May 1987 to October 1997, he served as Chairman, President and Chief Executive Officer of Gensia Sicor Inc., formerly Gensia Inc., a specialty pharmaceutical company and from February 1987 to September 1994 served as Chairman of Viagene, Inc., a biotechnology company. Mr. Hale joined Hybritech, Incorporated, a biotechnology company, in 1982 and served as President and a Director until May 1987. Mr. Hale has served as a director of Metabasis Therapeutics, Inc. since April 1997. Mr. Hale holds a B.A. in biology and chemistry from Jacksonville State University.

Director Not Continuing in Office; Term Expiring at the 2004 Annual Meeting of Stockholders

      Maxine Gowen, Ph.D. has served as a member of our board of directors since April 2003. Dr. Gowen is currently serving on our board of directors as a Class I director, whose term will end upon the election of her successor at the Annual Meeting. Since July 2002, Dr. Gowen has been the President, a Trustee and Partner of S.R. One Limited, a venture capital firm and wholly-owned affiliate of GlaxoSmithKline, a healthcare company. From May 1992 to June 2002, Dr. Gowen served in various positions at GlaxoSmithKline and its predecessor SmithKline Beecham Pharmaceuticals, including Vice President of Genetics and Discovery Ventures at GlaxoSmithKline from September 2001 to June 2002, Vice President of Musculoskeletal Diseases Drug Discovery at GlaxoSmithKline from January 2001 to September 2001, and Group Director of Cellular Biochemistry at SmithKline Beecham Pharmaceuticals from May 1992 to December 2000. Prior to joining SmithKline Beecham she held a tenured Senior Lectureship in Pharmacology at the University of Bath, UK. She holds a B.Sc. from the University of Bristol, UK, a Ph.D. from the University of Sheffield, UK, and an M.B.A. from the Wharton School of Business, University of Pennsylvania.

Board Meetings

      Our board of directors held six regularly scheduled meetings and six special telephonic meetings during 2003. No director who served as a director during the past year attended fewer than 75% of the aggregate of the total number of meetings of our board of directors and the total number of meetings of committees of our board of directors on which he or she served.

Committees of the Board

      Audit Committee. Our audit committee currently consists of Messrs. Hale, Herman, Klausner and van der Have. The audit committee held four meetings during 2003. All members of the audit committee are independent directors, as defined in the Nasdaq Stock Market qualification standards. Messrs. Hale and Herman qualify as an “audit committee financial expert” as that term is defined in the rules and regulations established by the Securities and Exchange Commission. The audit committee is governed by a written charter approved by our board of directors, a copy of which is included as Annex A to this Proxy Statement. The functions of this committee include:

•	meeting with our management periodically to consider the adequacy of our internal controls and the objectivity of our financial reporting;

•	meeting with our independent registered public accounting firm and with internal financial personnel regarding these matters;

•	recommending to our board of directors the engagement of our independent registered public accounting firm;

•	reviewing our audited financial statements and reports and discussing the statements and reports with our management and our independent registered public accounting firm, including any significant adjustments, management judgments and estimates, new accounting policies and disagreements with management; and

•	reviewing our financial plans and reporting recommendations to our full board for approval and to authorize action.

Both our independent registered public accounting firm and internal financial personnel regularly meet privately with our audit committee and have unrestricted access to this committee.

      Compensation Committee. Our compensation committee currently consists of Messrs. Hale and Herman and Dr. Gowen. The Compensation Committee held three meetings, including telephonic meetings, during 2003. All members of the Compensation Committee are independent directors, as defined in the Nasdaq Stock Market qualification standards. The Compensation Committee is governed by a written charter approved by our board of directors. The functions of this committee include:

•	reviewing and, as it deems appropriate, recommending to our board of directors, policies, practices and procedures relating to the compensation of our directors, officers and other managerial employees and the establishment and administration of our employee benefit plans;

•	exercising authority under our employee benefit plans; and

•	advising and consulting with our officers regarding managerial personnel and development.

      Nominating/ Corporate Governance Committee. Our nominating/ corporate governance committee currently consists of Dr. Ferguson and Messrs. Klausner and van der Have. The nominating/corporate governance committee was formed in and held one meeting during 2003. All members of the nominating/ corporate governance committee are independent directors, as defined in the Nasdaq Stock Market qualification standards. The nominating/ corporate governance committee is governed by a written charter approved by our board of directors, a copy of which is included as Annex B to this Proxy Statement. The functions of this committee include:

•	reviewing and recommending nominees for election as director;

•	assessing the performance of our board of directors; and

•	reviewing our corporate governance guidelines and considering other issues relating to corporate governance.

Director Nomination Process

Director Qualifications

      In evaluating director nominees, the nominating/ corporate governance committee considers the following factors:

•	personal and professional integrity, ethics and values;

•	experience in corporate management, such as serving as an officer or former officer of a publicly held company;

•	experience in our industry and with relevant social policy concerns;

•	experience as a board member of another publicly held company;

•	diversity of expertise and experience in substantive matters pertaining to our business relative to other board members; and

•	practical and mature business judgment.

      The nominating/ corporate governance committee’s goal is to assemble a board of directors that brings to our company a variety of perspectives and skills derived from high quality business and professional experience. In doing so the nominating/ corporate governance committee also considers candidates with appropriate non-business backgrounds.

      Other than the foregoing, there are no stated minimum criteria for director nominees, although the nominating/ corporate governance committee may also consider such other facts as it may deem are in the best interests of our company and our stockholders. The nominating/ corporate governance committee does, however, believe it appropriate for at least one, and, preferably, several, members of our board of directors to meet the criteria for an “audit committee financial expert” as defined by Securities and Exchange Commission rules, and that a majority of the members of our board of directors meet the definition of “independent director” under the Nasdaq Stock Market qualification standards. At this time, the nominating/ corporate governance committee also believes it appropriate for our chief executive officer to serve as a member of our board of directors.

Identification and Evaluation of Nominees for Directors

      The nominating/ corporate governance committee identifies nominees for director by first evaluating the current members of our board of directors willing to continue in service. Current members with qualifications and skills that are consistent with the nominating/ corporate governance committee’s criteria for board of directors service and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of our board of directors with that of obtaining a new perspective. If any member of our board of directors does not wish to continue in service or if our board of directors decides not to re-nominate a member for re-election, the nominating/ corporate governance committee identifies the desired skills and experience of a new nominee in light of the criteria above. The nominating/ corporate governance committee generally polls our board of directors and members of management for their recommendations. The nominating/ corporate governance committee may also review the composition and qualification of the boards of directors of our competitors, and may seek input from industry experts or analysts. The nominating/ corporate governance committee reviews the qualifications, experience and background of the candidates. Final candidates are interviewed by the members of the nominating/ corporate governance committee and by certain of our other independent directors and executive management. In making its determinations, the nominating/ corporate governance committee evaluates each individual in the context of our board of directors as a whole, with the objective of assembling a group that can best perpetuate the success of our company and represent stockholder interests through the exercise of sound judgment. After review and deliberation of all feedback and data, the nominating/ corporate governance committee makes its recommendation to our board of directors. Historically, the nominating/ corporate governance committee has not relied on third-party search firms to identify board of directors candidates. The nominating/ corporate governance committee may in the future choose to do so in those situations where particular qualifications are required or where existing contacts are not sufficient to identify an appropriate candidate.

      The nominating/ corporate governance committee evaluates nominees recommended by stockholders in the same manner as it evaluates other nominees. We have not received director candidate recommendations from our stockholders and do not have a formal policy regarding consideration of such recommendations. However, any recommendations received from stockholders will be evaluated in the same manner that potential nominees suggested by board members, management or other parties are evaluated. We do not intend to treat stockholder recommendations in any manner different from other recommendations.

Communications with our Board of Directors

      Our stockholders may contact our board of directors or a specified individual director by writing to our corporate secretary at Santarus, Inc., 10590 West Ocean Air Drive, Suite 200, San Diego, California 92130. Our corporate secretary will relay all such communications to our board of directors, or individual members, as appropriate.

Code of Ethics

      Our company has established a Code of Business Conduct and Ethics that applies to our officers, directors and employees. The Code of Ethics contains general guidelines for conducting the business of our company consistent with the highest standards of business ethics, and is intended to qualify as a “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 and Item 406 of Regulation S-K.

Corporate Governance Documents

      Our company’s Code of Business Conduct and Ethics and Corporate Governance Guidelines are available, free of charge, on our web site at www.santarus.com. Please note, however, that the information contained on the web site is not incorporated by reference in, or considered part of, this Proxy Statement. We will also provide copies of these documents as well as our company’s other corporate governance documents, including the Audit Committee Charter, Compensation Committee Charter and Nominating/ Corporate Governance Committee Charter, free of charge, to any stockholder upon written request to Investor Relations, Santarus, Inc., 10590 West Ocean Air Drive, Suite 200, San Diego, California 92130.

Report of the Audit Committee

      The audit committee oversees our financial reporting process on behalf of our board of directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the audit committee reviewed the audited financial statements in our annual report with management, including a discussion of any significant changes in the selection or application of accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and the effect of any new accounting initiatives.

      The audit committee reviewed with Ernst & Young LLP, who are responsible for expressing an opinion on the conformity of these audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the audit committee under generally accepted auditing standards. In addition, the audit committee has discussed with Ernst & Young LLP their independence from management and our company, has received from Ernst & Young LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1, and has considered the compatibility of non-audit services with the auditors’ independence.

      The audit committee met with Ernst & Young LLP to discuss the overall scope of their audit. The meetings with Ernst & Young LLP were held, with and without management present, to discuss the results of their examination, their evaluation of our internal controls and the overall quality of our financial reporting.

      In reliance on the reviews and discussions referred to above, the audit committee has recommended to our board of directors that the audited financial statements be included in our annual report for the year ended December 31, 2003. The audit committee and our board of directors also have recommended, subject to stockholder approval, the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2004.

      This report of the audit committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

      The foregoing report has been furnished by the audit committee.

David F. Hale, Chairman

Michael E. Herman
Arthur J. Klausner
Frederik Vincent van der Have

Compensation of Directors

      We compensate non-employee directors for their service on our board. Each non-employee director is eligible to receive a quarterly retainer of $4,000, or $16,000 per year, for service on our board of directors. Each non-employee director who serves on a committee of the board of directors also is eligible for an additional stipend of $1,000 for each committee meeting attended in person and $500 for each committee meeting attended by telephone. We also reimburse our directors for reasonable out-of-pocket expenses in connection with attending meetings of our board of directors and committees of the board of directors.

      Our directors may participate in our stock incentive plans and employee-directors may participate in our employee stock purchase plan. In connection with our initial public offering in April 2004, each of our non-employee directors was granted a fully vested option to purchase 25,000 shares of common stock at an exercise price of $9.00 per share, the initial public offering price. In 2003, we granted to our non-employee directors options to purchase an aggregate of 128,030 shares of our common stock at exercise prices ranging from $0.875 to $1.75 per share. In 2002, none of our non-employee directors were granted options to purchase common stock. Any non-employee director who is elected to our board of directors is granted an option to purchase 35,000 shares of our common stock on the date of his or her initial election to our board of directors. In addition, on the date of each annual meeting of our stockholders, (1) each continuing non-employee director will be eligible to receive an option to purchase 15,000 shares of common stock, (2) the chairman of the board of directors will be eligible to receive an additional annual option to purchase 10,000 shares of common stock, (3) the chairman of our audit committee will be eligible to receive an additional annual option to purchase 5,000 shares of common stock, (4) the chairman of our compensation committee will be eligible to receive an additional annual option to purchase 5,000 shares of common stock and (5) the chairman of our nominating and corporate governance committee will be eligible to receive an additional annual option to purchase 2,500 shares of common stock. Such annual options will have an exercise price per share equal to the fair market value of our common stock on such date. The initial options granted to non-employee directors described above will vest in three equal annual installments on each yearly anniversary of the date of grant, subject to the director’s continuing service on our board of directors on such dates. The annual options granted to non-employee directors described above will vest in twelve equal monthly installments on each monthly anniversary of the date of grant, subject to the director’s continuing service on our board of directors (and, with respect to grants to a chairman of the board or board committees, service as chairman of the board or such committee) on such dates. The term of each option granted to a non-employee director shall be ten years.

Director Attendance at Annual Meetings

      Although our company does not have a formal policy regarding attendance by members of our board of directors at our Annual Meeting, we encourage all of our directors to attend. We did not hold an annual meeting of stockholders in 2003.

      Our board of directors unanimously recommends a vote “FOR” each nominee listed above. Proxies solicited by our board of directors will be so voted unless stockholders specify otherwise on the accompanying Proxy.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth information regarding the beneficial ownership of our common stock as of May 31, 2004 for:

•	each of our Named Executive Officers (as defined below);

•	each of our directors;

•	each person known by us to beneficially own more than 5% of our common stock; and

•	all of our executive officers and directors as a group.

      Information with respect to beneficial ownership has been furnished by each executive officer, director, or beneficial owner of more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to the securities. Except as indicated by footnote, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. The number of shares of common stock used to calculate the percentage ownership of each listed person includes the shares of common stock underlying options or warrants held by such persons that are exercisable as of July 30, 2004, which is 60 days after May 31, 2004.

      Percentage of beneficial ownership before is based on 29,274,284 shares of common stock outstanding as of May 31, 2004.

      Unless otherwise indicated, the address for the following stockholders is c/o Santarus, Inc., 10590 West Ocean Air Drive, Suite 200, San Diego, CA 92130.

	Shares	Percent
	Beneficially	Beneficially
Name and Address of Beneficial Owner	Owned	Owned

Named Executive Officers and Directors:
Gerald T. Proehl(1)	933,975	3.1%
Debra P. Crawford(2)	275,493	*
William C. Denby, III(3)	243,588	*
Warren E. Hall(4)	220,098	*
Bonnie Hepburn, M.D.(5)	269,935	*
David F. Hale(6)	215,294	*
Rodney A. Ferguson, J.D., Ph.D.(7)	2,837,237	9.7%
Maxine Gowen, Ph.D.(8)	1,194,084	4.1%
Michael E. Herman(9)	55,270	*
Arthur J. Klausner(10)	43,570	*
Frederik Vincent van der Have(11)	1,311,494	4.5%
5% Stockholders:
Funds affiliated with The St. Paul Companies, Inc.(12)	4,418,137	15.1%
Funds affiliated with Advent Venture Partners(13)	2,834,721	9.7%
Funds affiliated with Domain Partners V, L.P.(14)	2,793,668	9.5%
Funds affiliated with J.P. Morgan Partners (SBIC), LLC(7)	2,837,237	9.7%

All directors and executive officers as a group (12 persons)(15)	7,657,180	24.7%

*	Indicates beneficial ownership of less than 1% of the total outstanding common stock.

(1)	Includes options that are immediately exercisable to purchase 768,263 shares of which 519,696 will be unvested as of July 30, 2004.

(2)	Includes options that are immediately exercisable to purchase 201,638 shares of which 151,030 will be unvested as of July 30, 2004. Also includes 9,524 shares that will be subject to repurchase as of July 30, 2004.

(3)	Includes options that are immediately exercisable to purchase 168,589 shares of which 160,042 will be unvested as of July 30, 2004. Also includes 5,179 shares that will be subject to repurchase as of July 30, 2004.

(4)	Includes (a) options that are immediately exercisable to purchase 164,384 shares held by Mr. Hall of which 117,234 will be unvested as of July 30, 2004 and (b) 55,714 shares held by the Warren and Gail Hall Trust of which 12,055 shares will be subject to repurchase as of July 30, 2004. Mr. Hall is a trustee of the Warren and Gail Hall Trust.

(5)	Includes options that are immediately exercisable to purchase 166,224 shares of which 151,439 will be unvested as of July 30, 2004.

(6)	Includes (a) options that are immediately exercisable to purchase 50,713 shares held by Mr. Hale, of which 10,000 shares will be unvested as of July 30, 2004, (b) 151,335 shares held by the Hale Family Trust of which 12,857 shares will be subject to repurchase as of July 30, 2004 and (c) warrants that are immediately exercisable to purchase 13,246 shares held by the Hale Family Trust. Mr. Hale is a trustee of the Hale Family Trust. Mr. Hale’s address is 2110 Rutherford Road, Carlsbad, CA 92008.

(7)	Includes (a) options that are immediately exercisable to purchase 43,570 shares of which 10,000 will be unvested as of July 30, 2004, held by Dr. Ferguson, (b) 2,552,188 shares held by J.P. Morgan Partners (SBIC), LLC and (c) 241,479 shares held by J.P. Morgan Partners Global Investors (SBIC), LLC. J.P. Morgan Partners (SBIC), LLC, is a wholly owned subsidiary of J.P. Morgan Partners (BHCA), L.P., whose general partner is JPMP Master Fund Manager, L.P. The general partner of each of the members of J.P. Morgan Partners Global Investors (SBIC), LLC is JPMP Global Investors, L.P. JPMP Capital Corp., a wholly owned subsidiary of J.P. Morgan Chase & Co., a publicly traded company, is the general partner of each of JPMP Master Fund Manager, L.P. and JPMP Global Investors, L.P. Dr. Ferguson is a managing director of J.P. Morgan Partners (SBIC), LLC, J.P. Morgan Partners Global Investors (SBIC), LLC and JPMP Capital Corp. Each of Dr. Ferguson, J.P. Morgan Partners (BHCA), L.P., JPMP Master Fund Manager, L.P., JPMP Capital Corp. and J.P. Morgan Chase & Co. may be deemed beneficial owners of the shares held by J.P. Morgan Partners (SBIC), LLC. Each of Dr. Ferguson, JPMP Global Investors, L.P., JPMP Capital Corp. and J.P. Morgan Chase & Co. may also be deemed to be beneficial owners of the shares held by J.P. Morgan Partners Global Investors (SBIC), LLC. In each case, however, the foregoing shall not be construed as an admission that Dr. Ferguson, J.P. Morgan Partners (BHCA), L.P., JPMP Master Fund Manager, L.P., JPMP Global Investors, L.P., JPMP Capital Corp. and J.P. Morgan Chase & Co. are the beneficial owners of the shares held by J.P. Morgan Partners (SBIC), LLC and J.P. Morgan Partners Global Investors (SBIC), LLC, as the case may be. Dr. Ferguson is obligated to transfer his interest in the option or the shares underlying the option to J.P. Morgan Partners (SBIC), LLC. The address for Dr. Ferguson, J.P. Morgan Partners (SBIC), LLC, and J.P. Morgan Partners Global Investors (SBIC), LLC is 1221 Avenue of the Americas, 40th Floor, New York, NY 10020.

(8)	Includes (a) options that are immediately exercisable to purchase 36,428 shares of which 8,571 will be unvested as of July 30, 2004, held by Dr. Gowen, and (b) 1,137,656 shares held by S.R. One, Limited. Dr. Gowen, the president and a trustee and partner of S.R. One, Limited, disclaims beneficial ownership of these shares, except to the extent of her pecuniary interest in the named fund. The address for Dr. Gowen and S.R. One, Limited is Four Tower Bridge, 200 Barr Harbor Drive, Suite 250, W. Conshohocken, PA 19428.

(9)	Includes (a) options that are immediately exercisable to purchase 36,428 shares held by The Herman Family Trading Company of which 11,428 shares will be unvested as of July 30, 2004, (b) 17,142 shares that will be subject to repurchase as of July 30, 2004 held by the Michael E. Herman Revocable Trust, and (c) 1,700 shares held by Mr. Herman’s spouse. Mr. Herman is the general partner of The Herman Family Trading Company and a trustee of the Michael E. Herman Revocable Trust. Mr. Herman disclaims beneficial ownership of the shares held by his spouse. Mr. Herman’s address is 6201 Ward Parkway, Kansas City, MO 64113.

(10)	Includes an option that is immediately exercisable to purchase 25,000 shares and 10,000 shares that will be subject to repurchase as of July 30, 2004.

(11)	Includes (a) options that are immediately exercisable to purchase 37,320 shares of which 9,999 shares will be unvested as of July 30, 2004, held by Mr. van der Have and (b) 1,274,174 shares held by Life Sciences Partners II B.V. Mr. van der Have, a partner of Life Sciences Partners II B.V., disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest in the named fund.

(12)	Includes (a) 754,103 shares held by St. Paul Venture Capital IV, LLC, (b) 21,323 shares held by St. Paul Venture Capital Affiliates Fund I, LLC, (c) 143,949 shares held by St. Paul Venture Capital V, LLC, (d) warrants that are immediately exercisable to purchase 28,315 shares held by St. Paul Venture Capital V, LLC, (e) 2,279,597 shares held by St. Paul Venture Capital VI, LLC, (f) 293,133 shares held by Windamere, LLC, (g) 110,401 shares held by Windamere II, LLC, (h) 227,531 shares held by Windamere III, LLC, (i) 543,225 shares held by Fog City Fund, LLC, and (j) a warrant that is immediately exercisable to purchase 16,560 shares held by Fog City Fund, LLC. The St. Paul Companies, Inc., a publicly traded company, owns 100% of St. Paul Fire and Marine Insurance Company and 77% of St. Paul Venture Capital, Inc. St. Paul Fire and Marine Insurance Company owns 99% of St. Paul Venture Capital IV, LLC, St. Paul Venture Capital V, LLC, St. Paul Venture Capital VI, LLC, Windamere, LLC, Windamere II, LLC, Windamere III, LLC and Fog City Fund, LLC. The St. Paul Companies, Inc. has appointed all of the members of St. Paul Fire and Marine Insurance Company. St. Paul Fire and Marine Insurance Company has appointed a majority of the members of the board of St. Paul Venture Capital, Inc. St. Paul Venture Capital, Inc. has appointed a majority of the members of the boards of Windamere, LLC, Windamere II, LLC, Windamere III, LLC and Fog City Fund, LLC. St. Paul Venture Capital, Inc. is also the manager of St. Paul Venture Capital IV, LLC, St. Paul Venture Capital V, LLC, St. Paul Venture Capital VI, LLC and St. Paul Venture Capital Affiliates Fund I, LLC. Voting and investment power over our shares held by each named fund is shared with The St. Paul Companies, Inc., St. Paul Fire and Marine Insurance Company and St. Paul Venture Capital, Inc. due to the affiliate relationship described above. The address for The St. Paul Companies, Inc. and St. Paul Fire and Marine Insurance Company is 385 Washington Street, St. Paul, MN 55102. The address for St. Paul Venture Capital, Inc. is 10400 Viking Drive, Suite 550, Eden Prairie, MN 55344.

(13)	Includes (a) 1,434,473 shares held by Advent Private Equity Fund III “A” Limited Partnership, (b) 702,901 shares held by Advent Private Equity Fund III “B” Limited Partnership, (c) 196,072 shares held by Advent Private Equity Fund III “C” Limited Partnership, (d) 385,670 shares held by Advent Private Equity Fund III “D” Limited Partnership, (e) 55,491 shares held by Advent Private Equity Fund III GMBH & CO KG, (f) 46,242 shares held by Advent Private Equity Fund III Affiliates Limited Partnership and (g) 13,872 shares held by Advent Management III Limited Partnership. Advent Venture Partners LLP owns 100% of Advent Limited. Advent Limited owns 100% of Advent Private Equity GmbH, which is the general partner of Advent Private Equity Fund III GMBH & CO KG. Advent Venture Partners LLP also owns 100% of Advent Management III Limited, which is the general partner of Advent Management III Limited Partnership, which is general partner of each of Advent Private Equity Fund III “A” Limited Partnership, Advent Private Equity Fund III “B” Limited Partnership, Advent Private Equity Fund III “C” Limited Partnership, Advent Private Equity Fund III “D” Limited Partnership and Advent Private Equity Fund III Affiliates Limited Partnership. Voting and investment power over our shares held by each named fund may be deemed to be shared with Advent Venture Partners LLP due to the affiliate relationship described above. Each named fund disclaims beneficial ownership of the others’ shares. The address for Advent Venture Partners LLP is 25 Buckingham Gate, London WE1E 6LD, United Kingdom.

(14)	Includes (a) 2,729,197 shares held by Domain Partners V, L.P. and (b) 64,471 shares held by DP V Associates, L.P. The managing members of One Palmer Square Associates V, L.L.C., which is the general partner of Domain Partners V, L.P. and DP V Associates, L.P., share voting and investment power with respect to the shares held by Domain Partners V, L.P. and DP V Associates, L.P. The address for Domain Associates, L.L.C., Domain Partners V, L.P. and DP V Associates, L.P. is One Palmer Square, Suite 515, Princeton, NJ 08542.

(15)	Includes options that are immediately exercisable to purchase 1,755,699 shares of which 1,206,581 will be unvested as of July 30, 2004. Also includes warrants that are immediately exercisable to purchase 13,246 shares.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Our Executive Officers and Senior Management

      The following table sets forth information as to persons who serve as our executive officers and senior management as of May 31, 2004.

Name	Age	Position

Gerald T. Proehl	45	President, Chief Executive Officer and Director
Debra P. Crawford	46	Senior Vice President, Chief Financial Officer, Treasurer and Secretary
William C. Denby, III	49	Senior Vice President, Commercial Operations
Warren E. Hall	51	Senior Vice President, Manufacturing and Product Development
Bonnie Hepburn, M.D.	63	Senior Vice President, Drug Development and Chief Medical Officer
Julie A. DeMeules	51	Vice President, Human Resources
E. David Ballard II, M.D.	48	Vice President, Clinical Research
Carey J. Fox	35	Vice President, Legal Affairs
Jonathan M. Hee	45	Vice President, Commercial Affairs
Thomas J. Joyce	44	Vice President, Marketing and National Accounts
C. Christine Simmons, Pharm.D	46	Vice President, Regulatory Affairs and Quality Assurance

      Gerald T. Proehl has served as our President and Chief Executive Officer and as a director since January 2002. From March 2000 through December 2001, Mr. Proehl was our President and Chief Operating Officer. From April 1999 to March 2000, Mr. Proehl was our Vice President, Marketing and Business Development. Prior to joining Santarus, Mr. Proehl was with Hoechst Marion Roussel, Inc., a global pharmaceutical company, for 14 years, where he served in various capacities in multiple therapeutic areas including gastrointestinal, cardiovascular, wound care and central nervous system, and from March 1997 to April 1999 served as Vice President of Global Marketing. While at Hoechst Marion Roussel, Mr. Proehl oversaw the co-promotion of Prilosec® by Hoechst Marion Roussel and Astra Merck Inc. and was responsible for marketing Carafate® and Pentasa®. Mr. Proehl has served as a director of Depomed, Inc. since May 2004. Mr. Proehl holds a B.S. in education from the State University of New York at Cortland, an M.A. in exercise physiology from Wake Forest University and an M.B.A. from Rockhurst College.

      Debra P. Crawford joined Santarus in November 2000 as Vice President, Chief Financial Officer, Treasurer and Secretary and was promoted to Senior Vice President, Chief Financial Officer, Treasurer and Secretary in December 2003. Prior to joining Santarus, Ms. Crawford served as Vice President, Chief Financial Officer and Treasurer from July 1998 to May 2000 for Women First HealthCare, Inc., a

specialty healthcare company. Ms. Crawford was also Assistant Secretary of Women First from July 1998 to February 1999 and Secretary from March 1999 to May 2000. From May 2000 to October 2000 and from March 1997 to August 1998, Ms. Crawford was self-employed and provided financial consulting services in the area of corporate development and in the capacity of acting chief financial officer. Ms. Crawford also served as Chief Financial Officer, Vice President of Finance and Administration and Treasurer of IVAC Holdings, Inc. from January 1996 to December 1996 and of IVAC Medical Systems, Inc., a medical device company, from January 1995 to December 1996. From September 1981 to December 1994 Ms. Crawford served in various financial positions within companies of the medical device division of Eli Lilly & Company. Ms. Crawford is a certified public accountant and holds a B.S. in business administration from San Diego State University.

      William C. Denby, III joined Santarus in February 2002 as Senior Vice President, Commercial Operations. Prior to joining Santarus, from October 2001 to February 2002, Mr. Denby served as Senior Vice President of Commercial Operations of Agouron Pharmaceuticals, Inc., a provider of HIV and other specialty pharmaceutical products that was acquired by Pfizer Inc. From June 1997 to October 2001, Mr. Denby served as Senior Vice President and Vice President of Sales and Marketing for Agouron. From January 1995 to June 1997, Mr. Denby served as Senior Director of Sales and Marketing and Senior Director, Commercial and Marketing Affairs for Agouron. Prior to that, Mr. Denby was at Marion Laboratories for 18 years, holding various positions in corporate finance, strategic planning, and sales and marketing. While at Marion Laboratories, Mr. Denby was responsible for promoting a diverse product line which included brands such as Cardizem®, Nicorette® and the duodenal ulcer drug Carafate, and he helped secure managed care formulary acceptance for these products. Mr. Denby holds a B.A. in English from the State University of New York at Fredonia and an M.B.A. from Rockhurst College.

      Warren E. Hall joined Santarus in July 2001 as Vice President, Manufacturing and Product Development and was promoted to Senior Vice President, Manufacturing and Product Development in December 2003. Prior to joining us, Mr. Hall served as Senior Director of Development from July 2000 to July 2001 at Dura Pharmaceuticals, a specialty pharmaceutical company that was acquired by Elan Corporation, plc, a pharmaceutical company. Mr. Hall served as Senior Director of Program Management for the pulmonary group at Dura from February 1999 to July 2000, and as Senior Director of Manufacturing from July 1998 to February 1999. From November 1995 to June 1998, Mr. Hall served as Director of Manufacturing Operations at Cell Therapeutics, Inc., a cancer treatment company. Prior to Cell Therapeutics, Mr. Hall was with Mallinckrodt, Inc., a pharmaceutical and specialty chemical company, for 17 years, serving in various capacities, most recently as Director of Worldwide Manufacturing. Mr. Hall holds a B.A. in chemistry and biology from Greenville College and an M.S. in organic chemistry from Southern Illinois University.

      Bonnie Hepburn, M.D. has served as our Vice President, Drug Development since January 2001 and as our Chief Medical Officer since October 1998, working part-time for us between October 1998 and February 2001. Dr. Hepburn was promoted to Senior Vice President, Drug Development in December 2003. Prior to joining the company, Dr. Hepburn was Vice President of Clinical Development at La Jolla Pharmaceutical Company from April 1996 to March 2000, where she was responsible for clinical research, toxicology and regulatory affairs. Prior to that, Dr. Hepburn was Director of Immunology Clinical Research at Centocor, Inc., a healthcare company, from 1994 to 1995. From 1987 to 1994, Dr. Hepburn held various positions at Ciba-Geigy Pharmaceuticals Division of Novartis AG, a pharmaceutical company, including Head of Inflammation, Bone and Allergy Clinical Research, Executive Director of Anti-inflammatory Research and Director of Regulatory Affairs. Since November 1997, Dr. Hepburn has held an unsalaried position of Clinical Professor in the Department of Medicine at the University of California, San Diego. In addition, from 1980 to 1983, Dr. Hepburn served as a member and in 1983 as the chairman of the FDA arthritis advisory committee. Dr. Hepburn holds a B.A. in zoology and physiology from Wellesley College and an M.D. from the University of Pennsylvania School of Medicine.

      Julie A. DeMeules joined Santarus in January 2004 as Vice President, Human Resources. From January 2000 to November 2003, Ms. DeMeules served as Vice President, Human Resources at Quidel Corporation, a manufacturer and distributor of medical diagnostic products. From February 1991 to

January 2000, Ms. DeMeules was employed with Advanced Tissue Sciences, a biotechnology company, most recently serving as Vice President, Human Resources. Prior to joining Advanced Tissue Sciences, Ms. DeMeules served as Director of Human Resources at Square D Corporation, a provider of electrical products from June 1990 to February 1991. Prior to joining Square D Corporation, Ms. DeMeules served for several years as Vice President of Human Resources of Signet Armorlite, Inc., a manufacturer and distributor of ophthalmic lenses and supplies. Ms. DeMeules holds a B.A. in business administration from the University of San Diego and an M.B.A. from San Diego State University.

      E. David Ballard II, M.D. joined Santarus in March 2004 as Vice President, Clinical Research. From March 2000 to February 2004, Dr. Ballard served in various positions at TAP Pharmaceutical Products Inc., a pharmaceutical company, most recently serving as Therapeutic Area Head, Gastroenterology and Internal Medicine. From July 1997 to March 2000, Dr. Ballard was a Medical Director at Abbott Laboratories, a pharmaceutical company. Dr. Ballard holds a B.S. in biology from Morehouse College and an M.D. from the Medical College of Ohio. Dr. Ballard is also certified as a gastroenterologist by the American Board of Internal Medicine.

      Carey J. Fox has served as Vice President, Legal Affairs since May 2004 and as Senior Director, Legal Affairs since March 2002. Prior to joining Santarus, Ms. Fox served as Director, Legal Affairs for Elan Pharmaceuticals, Inc., a pharmaceutical company, from January 2002 to March 2002. Prior to joining Elan, Ms. Fox was associated with the law firm of Brobeck, Phleger & Harrison LLP from May 1998 to December 2001 and with the law firm of Fennemore Craig from January 1996 to May 1998, where she represented a variety of clients in general corporate and securities law matters. Ms. Fox is a member of the State Bar of California and holds a B.A. in social ecology from the University of California, Irvine and a J.D. from Arizona State University.

      Jonathan M. Hee joined Santarus in January 2004 as Vice President, Commercial Affairs. From October 2000 to December 2003, Mr. Hee served as Vice President, Sales and Marketing Services at Agouron Pharmaceuticals, Inc., a provider of HIV and other specialty pharmaceutical products that was acquired by Pfizer, Inc. From October 1996 to October 2000, Mr. Hee served as Director and Senior Director, Sales and Marketing Services for Agouron. Mr. Hee was a Senior Manager of Segment Marketing for Agouron from November 1995 to October 1996. Prior to joining Agouron, Mr. Hee was with Gensia Inc., a cardiovascular and multi-source injectable drug company, where he held various management roles including Associate Director positions in marketing and market planning. Mr. Hee holds a B.S. in chemical engineering from Stanford University and an M.B.A. from Harvard University.

      Thomas J. Joyce joined Santarus in January 2004 as Vice President, Marketing and National Accounts. From April 2002 to January 2004, Mr. Joyce served as Senior Director, Marketing at Neurocrine Biosciences, Inc., a drug discovery and development company. From July 1999 to March 2002, Mr. Joyce served as Senior Director, Global Marketing Planning of Agouron Pharmaceuticals, Inc., a provider of HIV and other specialty pharmaceutical products that was acquired by Pfizer, Inc. From September 1997 to June 1999 and from May 1996 to August 1997, Mr. Joyce served as Associate Director of Corporate Development and Senior Market Manager, respectively, of Agouron. Prior to joining Agouron, Mr. Joyce held various sales and sales management positions at Hoechst Marion Roussel. Mr. Joyce holds a B.A. in psychology from the University of Dayton.

      C. Christine Simmons, Pharm.D. joined Santarus in November 2001 as Vice President, Regulatory Affairs and Quality Assurance. From October 1994 to October 2001, Dr. Simmons was at Bausch & Lomb Incorporated, a pharmaceutical and medical device company, serving as Global Vice President of Drug Regulatory Affairs from November 1997. From April 1991 to October 1994, Dr. Simmons held Assistant Director and Associate Director positions with regulatory responsibility with Bayer AG, a pharmaceutical company, and from 1987 to 1991 served as a Regulatory Affairs Associate and Senior Regulatory Affairs Associate with Mallinckrodt Medical, Inc. Dr. Simmons holds a Doctor of Pharmacy degree from the University of Nebraska.

Summary Compensation Table

      The following table provides information regarding the compensation earned during the fiscal years ended December 31, 2002 and 2003 by our Chief Executive Officer and our other four most highly compensated executive officers who were serving as executive officers of the end of the last completed fiscal year (the “Named Executive Officers”).

					Long Term
					Compensation

		Annual Compensation			Securities
					Underlying	Other Annual
Name and Principal Position	Year	Salary	Bonus		Options (#)	Compensation(1)

Gerald T. Proehl	2003	$311,250	$138,720		602,549	—
President and Chief Executive	2002	300,000	79,200		85,714	—
Officer
Debra P. Crawford	2003	234,579	87,724		188,781	—
Senior Vice President, Chief	2002	222,417	52,229		—	—
Financial Officer, Treasurer and Secretary
William C. Denby, III	2003	244,547	87,985		172,160	—
Senior Vice President,	2002	200,185	74,285	(3)	71,428	—
Commercial Operations(2)
Warren E. Hall	2003	217,253	81,244		164,384	—
Senior Vice President,	2002	207,833	48,371		—	—
Manufacturing and Product Development
Bonnie Hepburn, M.D.	2003	257,715	96,390		182,793	—
Senior Vice President,	2002	245,867	57,380		—	—
Drug Development and Chief Medical Officer

(1)	In accordance with the rules of the Securities and Exchange Commission, the other annual compensation described in this table does not include various perquisites and other personal benefits received by the named executive officers that do not exceed the lesser of $50,000 or 10% of any such officer’s salary and bonus disclosed in this table.

(2)	Mr. Denby began his employment with us in February 2002.

(3)	This amount includes a hiring bonus in the amount of $20,000 earned and paid during the fiscal year ended December 31, 2002.

Option Grants in Year Ended December 31, 2003

      The following table provides information concerning individual grants of stock options made during fiscal year 2003 to each of the Named Executive Officers. All options were granted at the fair market value of our common stock, as determined by our board of directors, on the date of grant.

      Potential realizable value is based upon the initial public offering price of our common stock of $9.00 per share. Potential realizable values are net of exercise price, but before taxes associated with exercise. Amounts representing hypothetical gains are those that could be achieved if options are exercised at the end of the option term. The assumed 5% and 10% rates of stock price appreciation are provided in accordance with rules of the Securities and Exchange Commission based on the initial public offering price of $9.00 per share and do not represent our estimate or projection of the future stock price.

      The percentage of total options granted to our employees in the last fiscal year is based on options to purchase an aggregate of 1,966,189 shares of common stock granted under our option plan to our employees in fiscal year 2003. These options are fully exercisable on the date of grant but if the employee leaves us before his or her options have fully vested, we have the right to repurchase, at the exercise price, any shares that have not vested. These options are incentive stock options to the extent permitted under applicable tax laws. None of the incentive stock options are transferable during the optionee’s lifetime and there are significant limitations on the transferability of any non-qualified stock options.

	Individual Grants

			Percent of
			Total			Potential Realizable Value at
			Options			Assumed Annual Rates of
	Number of		Granted			Stock Price Appreciation for
	Shares		to	Exercise		Option Term
	Underlying		Employees	Price	Expiration
Name	Options		in 2003	Per Share	Date	5%	10%

Gerald T. Proehl	489,262	(1)	24.9%	$0.875	05/22/13	$6,744,477	$10,991,271
	113,287	(2)	5.8	3.50	12/23/13	1,264,283	2,247,614
Debra P. Crawford	132,138	(1)	6.7	0.875	05/22/13	1,821,522	2,968,480
	56,643	(2)	2.9	3.50	12/23/13	632,136	1,123,797
William C. Denby, III	115,517	(1)	5.9	0.875	05/22/13	1,592,402	2,595,089
	56,643	(2)	2.9	3.50	12/23/13	632,136	1,123,797
Warren E. Hall	107,741	(1)	5.5	0.875	05/22/13	1,485,210	2,420,402
	56,643	(2)	2.9	3.50	12/23/13	632,136	1,123,797
Bonnie Hepburn, M.D.	126,150	(1)	6.4	0.875	05/22/13	1,738,978	2,833,960
	56,643	(2)	2.9	3.50	12/23/13	632,136	1,123,797

(1)	Options vest monthly over 60 months in equal installments.

(2)	Options vest monthly over 48 months in equal installments.

Aggregated Option Exercises in the Year Ended December 31, 2003 and Year-End Option Values

      The following table provides information about option exercises in fiscal year 2003 and unexercised stock options held as of December 31, 2003 by each of our Named Executive Officers. There was no public trading market for our common stock as of December 31, 2003. Accordingly, we have based the value realized and the value of unexercised in-the-money options as of December 31, 2003 on the initial public offering price of our common stock of $9.00 per share, less the applicable exercise price per share, multiplied by the number of shares underlying such options. Actual gains on exercise, if any, will depend on the value of our common stock on the date on which the shares are sold. Options shown as exercisable in the table below are immediately exercisable, but we have a right to purchase the shares of unvested common stock underlying these options upon termination of the holder’s employment with us.

			Number of Securities
			Underlying Unexercised		Value of Unexercised
	Shares		Options at		In-The-Money Options at
	Acquired		December 31, 2003		December 31, 2003
	Upon	Value
Name	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Gerald T. Proehl	99,999	$862,491	768,263	—	$5,935,259	—
Debra P. Crawford	28,571	237,139	215,924	—	1,605,945	—
William C. Denby, III	57,142	459,279	168,589	—	1,216,723	—
Warren E. Hall	—	—	164,384	—	1,186,932	—
Bonnie Hepburn, M.D.	49,713	405,918	175,937	—	1,281,800	—

Equity Compensation Plan Information

      The following table sets forth information regarding all of our equity compensation plans as of December 31, 2003.

	Number of Securities	Weighted-Average	Number of Securities
	to	Exercise Price of	Remaining Available for
	be Issued upon	Outstanding	Future Issuance Under
	Exercise	Options,	Equity Compensation Plans
	of Outstanding Options,	Warrants and	(Excluding Securities
Plan Category	Warrants and Rights	Rights	Reflected in Column (a))

	(a)	(b)	(c)
Equity compensation plans approved by security holders	2,362,757	$1.52	802,770
Equity compensation plans not approved by security holders	—	—	—

Total	2,362,757	1.52	802,770

Employment Arrangements and Change in Control Arrangements

Employment Agreements

      We have entered into employment agreements with Gerald T. Proehl, our President and Chief Executive Officer, Debra P. Crawford, our Senior Vice President, Chief Financial Officer, Treasurer and Secretary, William C. Denby, III, our Senior Vice President, Commercial Operations, Warren E. Hall, our Senior Vice President, Manufacturing and Product Development, Bonnie Hepburn, M.D., our Senior Vice President, Drug Development and Chief Medical Officer, and Julie DeMeules, our Vice President, Human Resources.

      Pursuant to the employment agreements, each executive is required to devote substantially all of his or her time and attention to our business and affairs. The initial base salaries of the executives are set forth in the employment agreements. The employment agreements do not provide for automatic annual increases in salary, but each employment agreement provides for annual salary reviews by the compensation committee. Each of the executives is eligible to participate in any management incentive compensation plan adopted by us or such other bonus plan as our board of directors or compensation committee may approve. The award of any bonus compensation is to be determined by the compensation committee or pursuant to a plan approved by the board of directors or compensation committee. Each of the executives is an at-will employee.

      The employment agreements provide each executive with certain severance benefits in the event his or her employment is terminated as a result of his or her death or permanent disability. Specifically, in the event of such a termination, the executive or his or her estate, as applicable, shall receive 12 months of salary continuation payments, an amount equal to the average of the executive’s bonuses for the three years prior to the date of termination (for all executives other than Mr. Proehl, prorated for the period of time served by the executive during the year of termination), plus 12 months healthcare and life insurance benefits continuation at our expense. In addition, that portion of the executive’s stock awards, and any unvested shares issued upon the exercise of such stock awards, which would have vested if the executive had remained employed for an additional 12 months will immediately vest on the date of termination.

      The employment agreements also provide each executive with certain severance benefits in the event his or her employment is terminated by us other than for cause or if the executive resigns with good reason. Specifically, in the event of such a termination or resignation, all executives other than Mr. Proehl will receive 12 months of salary continuation payments, an amount equal to the average of executive’s bonuses for the three years prior to the date of termination (for all executives other than Mr. Proehl, prorated for the period of time served by the executive during the year of termination), 12 months healthcare and life insurance benefits continuation at our expense, plus $15,000 towards outplacement services. If such termination or resignation occurs more than three months prior to or more than 12 months following a change of control, that portion of the executive’s stock awards, and any unvested shares issued upon the exercise of such stock awards, which would have vested if the executive had remained employed for an additional 12 months, will immediately vest on the date of termination. With respect to Mr. Proehl, if such termination occurs within three months prior to or within 12 months following a change of control, Mr. Proehl will be entitled to receive 18 months of salary continuation payments, an amount equal to the average of his bonuses for the three years prior to the date of termination payable over an 18 month period commencing on the date of termination, 18 months of healthcare and life insurance benefits continuation at our expense plus $15,000 towards outplacement services. In addition, with respect to all executives, if such termination occurs within three months prior to or within 12 months following a change of control, all of the executive’s remaining unvested stock awards, and any unvested shares issued upon the exercise of such stock awards, will immediately vest on the date of termination and all of the executive’s cash severance payments may be paid in a lump sum rather than over the severance period, at the executive’s election.

      In addition, the employment agreements provide that, in connection with a change of control of the company, 50% of the executive’s unvested stock awards, and any unvested shares issued upon the exercise of such stock awards, will immediately become vested. This accelerated vesting is in addition to any accelerated vesting provided under our 2004 Plan and our 1998 stock option plan.

      For purposes of the employment agreements, “cause” means the executive’s commission of an act of fraud, embezzlement or dishonesty upon us that has a material adverse impact on us, the executive’s conviction of, or plea of guilty or no contest to a felony, the executive’s ongoing and repeated failure or refusal to perform or neglect of his or her duties (where such failure, refusal or neglect continues for 15 days following the executive’s receipt of notice from our board), the executive’s gross negligence, insubordination, material violation of any duty of loyalty to us or any other material misconduct on the part of the executive, the executive’s unauthorized use or disclosure of our confidential information or trade secrets that has a material adverse impact on us or a material breach by the executive of his or her employment agreement. Prior to any determination by us that “cause” has occurred, we will provide the executive with written notice of the reasons for such determination, afford the executive a reasonable opportunity to remedy any such breach, and provide the executive an opportunity to be heard prior to the final decision to terminate the executive’s employment.

      For purposes of the employment agreements, “good reason” means a change by us in the executive’s position that materially reduces his or her duties or responsibilities, a reduction by us in the executive’s base salary or target bonus (other than pursuant to a company-wide reduction of base salaries and target bonuses for employees of the company generally), executive’s relocation by us to a facility or location more than 50 miles from executive’s principal place of employment or to a location outside of San Diego County, or our material breach of the employment agreement.

Stock Options

      We routinely grant our executive officers stock options under our stock incentive plans. For a description of the change of control provisions applicable to such stock options, see “— Benefit Plans.”

Benefit Plans

2004 Equity Incentive Award Plan

      Our 2004 Plan is described in Proposal 2 below.

1998 Stock Option Plan

      Our 1998 stock option plan was approved by our board of directors in October 1998 and by our stockholders in November 1998. As of May 31, 2004, options to purchase 1,243,905 shares of common stock had been exercised, options to purchase 2,532,655 shares of common stock were outstanding and no shares of common stock remained available for grant. As of May 31, 2004, the outstanding options were exercisable at a weighted average exercise price of approximately $2.40 per share. Outstanding options to purchase an aggregate of 926,956 shares were held by employees and consultants who are not officers or directors of our company.

      No additional options will be granted under the 1998 plan and all options granted under the 1998 plan that expire without having been exercised or are forfeited or cancelled will become available for grant under the 2004 Plan.

      Awards under the 1998 plan consist of incentive stock options, which are stock options that qualify under Section 422 of the Internal Revenue Code of 1986, as amended, or nonstatutory stock options, which are stock options that do not qualify under Section 422 of the Internal Revenue Code.

      Under the 1998 plan, the board may grant incentive stock options to employees, including officers and employee directors. Nonstatutory stock options may be granted to employees, directors and consultants. The board of directors or a committee designated by the board administers our 1998 plan, including selecting the optionees, determining the number of shares to be subject to each option, determining the exercise price of each option and determining the vesting and exercise periods of each option. The exercise price of all incentive stock options granted under our 1998 plan must be at least equal to the fair value of the common stock on the date of grant. The exercise price of all nonstatutory stock options granted under our 1998 plan shall be determined by the board, but in no event may be less than 85% of the fair value on the date of grant. With respect to any participant who owns stock possessing more than 10% of the voting power of all our classes of stock or the stock of any parent or subsidiary of us, the exercise price of any incentive stock option or nonstatutory stock option granted must equal at least 110% of the fair value on the grant date. The maximum term of an incentive stock option or nonstatutory stock option must not exceed 10 years, provided, however, that the maximum term of any incentive stock option granted to participant who owns stock possessing more than 10% of the voting power of all our classes of stock or the stock of any parent or subsidiary of us must not exceed five years.

      If an optionee’s status as an employee, director or consultant terminates for any reason other than death or disability, the optionee may exercise his or her vested options generally within the three month period following the termination, or such other longer period of time as determined by our board of directors in its discretion but not later than the expiration date for the option. In the event the optionee dies while the optionee is an employee, director or consultant of our company, the options vested as of the date of death may be exercised prior to the earlier of their expiration date or six months from the date of the optionee’s death. In the event the optionee becomes disabled while the optionee is an employee, director or consultant of our company, the options vested as of the date of disability may be exercised prior to the earlier of their expiration date or six months from the date of the optionee’s disability.

      In the event of a change in control where the acquiror assumes options granted under the 1998 plan, such options will be subject to accelerated vesting such that 50% of the unvested shares subject to the options will become vested and exercisable if such options were granted after March 2002 and 100% of the unvested shares subject to the options will become vested and exercisable if such options were granted before March 2002. In the event of a change in control where the acquiror does not assume options granted under the 1998 plan, such outstanding options will become fully vested and exercisable immediately prior to the consummation of the change in control. However, assumed options will automatically become fully vested and exercisable if the optionee is terminated by the acquiror without cause or terminates employment for good reason within 12 months after a change in control.

      Under the 1998 plan, a change in control is generally defined as:

•	the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the company of more than 50% of the voting stock of the company;

•	a merger or consolidation in which the company is a party;

•	the sale, exchange, or transfer of all or substantially all of the assets of the company; or

•	a liquidation or dissolution of the company.

      The 1998 plan will terminate automatically in 2008 unless terminated earlier by our board of directors. The board of directors has the authority to amend or terminate the 1998 plan. However, no action may be taken which will adversely affect any option previously granted under the 1998 plan without the optionee’s consent. To the extent necessary to comply with applicable provisions of federal securities laws, state corporate and securities laws, the Internal Revenue Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to awards granted to residents therein, we shall obtain stockholder approval of any such amendment to the 1998 plan in such a manner and to such a degree as required.

Employee Stock Purchase Plan

      Our employee stock purchase plan is described in Proposal 3 below.

Compensation Committee Interlocks and Insider Participation

      Messrs. Hale and Herman and Dr. Gowen serve on the compensation committee of our board of directors. No interlocking relationship exists between any member of the compensation committee and any member of any other company’s board of directors or compensation committee.

PERFORMANCE GRAPH

      Our common stock was not registered pursuant to Section 12 of the Exchange Act in 2003. Our common stock began trading on the Nasdaq National Market on April 1, 2004 under the symbol SNTS. Prior to such time there was no public market for our common stock. We plan to furnish a stock performance graph in the proxy statement for our annual meeting in 2005. The closing share price for our common stock on June 15, 2004 as reported by the Nasdaq National Market was $11.39.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      The compensation committee is composed of three directors of our board of directors, each of whom is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and an “outside director” within the meaning of Section 162(m) of the Code. The compensation committee receives and approves each of the elements of the executive compensation program of our company and continually assesses the effectiveness and competitiveness of the program. In addition, the compensation committee administers the stock option program and other key provisions of the executive compensation program and reviews with our board of directors all aspects of the compensation structure for our company’s executives. Set forth below in full is the report of the compensation committee regarding compensation paid by us to our executive officers during 2003.

Compensation Philosophy

      Our philosophy in establishing our compensation policy for our executive officers and other employees is to create a structure designed to attract and retain highly skilled individuals by establishing salaries, benefits, and incentive compensation which compare favorably with those for similar positions in other specialty pharmaceutical companies. Compensation for our executive officers consists of a base salary and potential incentive cash bonuses, as well as potential incentive compensation through stock options and stock ownership.

Elements of the Executive Compensation Program

      Base Salary. As a general matter, the base salary for each executive is initially established through negotiation at the time the officer is hired, taking into account such officer’s qualifications, experience, prior salary and competitive salary information. Year-to-year adjustments to each executive officer’s base salary are determined by an assessment of her or his sustained performance against her or his individual job responsibilities including, where appropriate, the impact of such performance on our company’s business results, current salary in relation to the salary range designated for the job, experience and potential for advancement.

      Annual Incentive Bonuses. Payments under our annual performance incentive bonus plan are based on achieving established corporate goals, which include goals related to our product development and commercialization activities. Use of corporate goals establishes a direct link between the executive’s pay and our financial success.

      Long-Term Incentives. Our long-term incentives will be primarily in the form of stock option awards. The objective of these awards is to advance our longer-term interests and those of our stockholders and to complement incentives tied to annual performance. These awards will provide rewards to executives based upon the creation of incremental stockholder value.

      Stock options will only produce value to executives if the price of our stock appreciates, thereby directly linking the interests of executives with those of stockholders. The timing of stock option grants and the number of stock options granted will be based on a variety of factors, including the company’s achievement of milestones and overall business results, the executive’s performance and the executive’s potential for continued sustained contributions to our success. The executive’s right to the stock options will generally vest over a four-year period and each option will be exercisable over a ten-year period following its grant unless the executive’s employment terminates prior to such date.

CEO Compensation

      During 2003, Gerald T. Proehl’s base salary was evaluated by the compensation committee and established by the board of directors based on the recommendation of the compensation committee. The compensation committee believes that the total compensation of our President and Chief Executive Officer is largely based upon the same policies and criteria used for other executive officers at comparable companies. Each year the compensation committee reviews the President and Chief Executive Officer’s compensation arrangement, the individual performance for the calendar year under review, as well as our company’s performance. In determining Mr. Proehl’s bonus for 2003, the compensation committee considered the company’s achievement of its corporate goals, including goals related to product development and financial initiatives. For the fiscal year ended December 31, 2003, Mr. Proehl received a bonus of $138,720. In 2003, Mr. Proehl was granted options under the 1998 plan to purchase 602,549 shares of our common stock at a weighted average exercise price of $1.37 per share. The compensation committee believes Mr. Proehl’s compensation, including salary and bonus, is at a level competitive with President and Chief Executive Officer salaries within the specialty pharmaceutical industry.

Section 162(m) Compliance

      Section 162(m) of the Code generally limits the tax deductions a public corporation may take for compensation paid to its Named Executive Officers to $1 million per executive per year. Performance based compensation tied to the attainment of specific goals is excluded from the limitation. Our stockholders have previously approved the 1998 stock option plan and the 2004 Plan, qualifying options and stock appreciation rights under these plans as performance-based compensation exempt from the Section 162(m) limits. Other awards under these plans also may qualify as performance-based compensation in the discretion of the compensation committee. In addition, the compensation committee intends to evaluate our executive compensation policies and benefit plans during the coming year to determine whether additional actions to maintain the tax deductibility of executive compensation are in the best interest of our stockholders.

Conclusion

      Through the programs described above, a significant portion of our compensation program and realization of its benefits is contingent on both our company and individual performance.

      This report of the compensation committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

      The foregoing report has been furnished by the compensation committee.

Michael E. Herman, Chairman

Maxine Gowen, Ph.D.
David F. Hale

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Series D Preferred Stock Financing

      In April, May and June 2003, we issued in a private placement 43,900,000 shares of our Series D preferred stock, at a purchase price of $1.2557 per share, for an aggregate purchase price of approximately $55.1 million. In April 2004, upon completion of our initial public offering, these shares converted into 12,542,697 shares of common stock.

      The purchasers of our Series D preferred stock include, among others, the following directors and holders of more than 5% of our outstanding stock:

Name	Shares of Series D Preferred Stock(1)

David F. Hale(2)	100,000
Rodney A. Ferguson, J.D., Ph.D.(3)	3,981,842
Maxine Gowen, Ph.D.(4)	3,981,842
Frederik Vincent van der Have(5)	4,459,663
Funds affiliated with Domain Partners V, L.P.(6)	3,981,843
Funds affiliated with Advent Venture Partners, LP(7)	5,574,580
Funds affiliated with The St. Paul Companies, Inc.(8)	9,556,424

(1)	Each share of Series D preferred stock converted into approximately 0.2857 shares of our common stock in connection with our initial public offering.

(2)	Includes 100,000 shares of Series D preferred stock held by a family trust of which Mr. Hale is a trustee. Mr. Hale is chairman of our board of directors.

(3)	Includes (a) 3,136,655 shares of Series D preferred stock held by J.P. Morgan Partners (SBIC), LLC and (b) 845,187 shares of Series D preferred stock held by J.P. Morgan Partners Global Investors (SBIC), LLC. J.P. Morgan Partners (SBIC), LLC and J.P. Morgan Partners Global Investors (SBIC), LLC are indirect subsidiaries of JPMorgan Chase & Co., a publicly traded bank holding company. Dr. Ferguson, a member of our board of directors, is a managing director of J.P. Morgan Partners (SBIC), LLC and of J.P. Morgan Partners Global Investors (SBIC), LLC. Dr. Ferguson may be deemed a beneficial owner of the shares held by J.P. Morgan Partners (SBIC), LLC and J.P. Morgan Partners Global Investors (SBIC), LLC, however, the foregoing shall not be construed as an admission that Dr. Ferguson is the beneficial owner of the shares held by J.P. Morgan Partners (SBIC), LLC and J.P. Morgan Partners Global Investors (SBIC), LLC. See also Footnote 7 of the table under “Security Ownership of Certain Beneficial Owners and Management.” Funds affiliated with J.P. Morgan Partners (SBIC), LLC beneficially own 9.7% of our capital stock as of May 31, 2004.

(4)	Includes 3,981,842 shares of Series D preferred stock held by S.R. One, Limited. Dr. Gowen, a member of our board of directors, is the president and a trustee and partner of S.R. One, Limited.

Dr. Gowen disclaims beneficial ownership of these shares, except to the extent of her pecuniary interest in the named fund. S.R. One, Limited beneficially owns 3.9% of our capital stock as of May 31, 2004.

(5)	Includes 4,459,663 shares of Series D preferred stock held by Life Sciences Partners II B.V. Mr. van der Have, a member of our board of directors, is a partner of Life Sciences Partners II B.V. Mr. van der Have disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest in the named fund. Life Sciences Partners II B.V. beneficially owns 4.4% of our capital stock as of May 31, 2004.

(6)	Includes (a) 3,889,952 shares of Series D preferred stock held by Domain Partners V, L.P. and (b) 91,891 shares of Series D preferred stock held by DP V Associates, L.P. The managing members of One Palmer Square Associates V, L.L.C., which is the general partner of Domain Partners V, L.P. and DP V Associates, L.P., share voting and investment power with respect to the shares held by Domain Partners V, L.P. and DP V Associates, L.P. Funds affiliated with Domain Partners V, L.P. beneficially own 9.5% of our capital stock as of May 31, 2004.

(7)	Includes (a) 2,820,937 shares of Series D preferred stock held by Advent Private Equity Fund III “A” Limited Partnership, (b) 1,382,278 shares of Series D preferred stock held by Advent Private Equity Fund III “B” Limited Partnership, (c) 385,583 shares of Series D preferred stock held by Advent Private Equity Fund III “C” Limited Partnership, (d) 758,434 shares of Series D preferred stock held by Advent Private Equity Fund III “D” Limited Partnership, (e) 109,127 shares of Series D preferred stock held by Advent Private Equity Fund III GMBH & CO KG, (f) 90,939 shares of Series D preferred stock held by Advent Private Equity Fund III Affiliates Limited Partnership and (g) 27,282 shares of Series D preferred stock held by Advent Management III Limited Partnership. Advent Venture Partners LLP owns 100% of Advent Limited. Advent Limited owns 100% of Advent Private Equity GmbH, which is the general partner of Advent Private Equity Fund III GMBH & CO KG. Advent Venture Partners LLP also owns 100% of Advent Management III Limited, which is the general partner of Advent Management III Limited Partnership, which is general partner of each of Advent Private Equity Fund III “A” Limited Partnership, Advent Private Equity Fund III “B” Limited Partnership, Advent Private Equity Fund III “C” Limited Partnership, Advent Private Equity Fund III “D” Limited Partnership and Advent Private Equity Fund III Affiliates Limited Partnership. Voting and investment power over our shares held by each named fund may be deemed to be shared with Advent Venture Partners LLP due to the affiliate relationship described above. Each named fund disclaims beneficial ownership of the others’ shares. Funds affiliated with Advent Venture Partners LLP beneficially own 9.7% of our capital stock as of May 31, 2004.

(8)	Includes (a) 7,963,686 shares of Series D preferred stock held by St. Paul Venture Capital VI, LLC, (b) 796,369 shares of Series D preferred stock held by Fog City Fund, LLC and (c) 796,369 shares of our Series D preferred stock held by Windamere III, LLC. The St. Paul Companies, Inc., a publicly traded company, owns 100% of St. Paul Fire and Marine Insurance Company and 77% of St. Paul Venture Capital, Inc. St. Paul Fire and Marine Insurance Company owns 99% of St. Paul Venture Capital V, LLC, St. Paul Venture Capital VI, LLC, Windamere, LLC, Windamere II, LLC, Windamere III, LLC and Fog City Fund, LLC. The St. Paul Companies, Inc. has appointed all of the members of St. Paul Fire and Marine Insurance Company. St. Paul Fire and Marine Insurance Company has appointed a majority of the members of the board of St. Paul Venture Capital, Inc. St. Paul Venture Capital, Inc. has appointed a majority of the members of the boards of Windamere, LLC, Windamere II, LLC, Windamere III, LLC and Fog City Fund, LLC. St. Paul Venture Capital, Inc. is also the manager of St. Paul Venture Capital V, LLC and St. Paul Venture Capital VI, LLC. Voting and investment power over our shares held by each named fund is shared with The St. Paul Companies, Inc., St. Paul Fire and Marine Insurance Company and St. Paul Venture Capital, Inc. due to the affiliate relationship described above. Funds affiliated with The St. Paul Companies, Inc. beneficially own 15.1% of our capital stock as of May 31, 2004.

Other Transactions

      In connection with our Series D preferred stock financing which had three separate closings in April, May and June 2003, we entered into an amended and restated investors’ rights agreement with the holders of our Series D preferred stock and other series of preferred stock, containing, among other things, registration rights granting those holders the right to require us to register their shares of common stock issuable upon conversion of their preferred stock. The parties to the amended and restated investors’ rights agreement included the directors and the holders of 5% or more of our common stock listed above.

      We have entered into indemnification agreements with each of our executive officers and directors. The indemnification agreements require us to indemnify these individuals to the fullest extent permitted by Delaware law. In addition, we have purchased a policy of directors’ and officers’ liability insurance that insures our directors and officers against the cost of defense, settlement or payment of a judgment in some circumstances.

      Kenneth J. Widder, M.D., the former chairman of our board of directors, resigned from our board of directors in February 2004. In connection with his resignation, we accelerated the vesting of 47,501 shares of common stock that Dr. Widder and his affiliates acquired in connection with earlier option grants. From January 2001 to December 2003, we granted options to purchase an aggregate of 167,141 shares of our common stock to Dr. Widder, with exercise prices ranging from $0.70 to $1.75 per share.

      Dr. Widder, who previously served as our chief executive officer from February 1999 through December 2001, resigned from this position effective January 1, 2002. In connection with his resignation, we entered into an informal consulting arrangement with Dr. Widder under which he served as our consultant through December 31, 2002. Under this arrangement, Dr. Widder devoted two business days per week to us, and we paid him an annual consulting fee of $100,000 and approximately $178 per month for healthcare benefits. We also paid 40% of the annual salary and cost of healthcare benefits for an executive assistant to support Dr. Widder.

      Also in connection with Dr. Widder’s resignation from his position as chief executive officer, we amended one of Dr. Widder’s option agreements to allow for the exercise of his options by the delivery to us of one or more promissory notes. In January 2002, Dr. Widder exercised options to purchase 108,571 shares of our common stock. Dr. Widder paid the $94,000 aggregate exercise price for these options by delivering to us a promissory note. This note was a full recourse note, bearing interest at a rate of 6%, compounded annually, and was due and payable in a lump sum on December 31, 2002. We also paid Dr. Widder a bonus in the amount of $10,075 that was intended to compensate Dr. Widder for his tax liability as a result of this option exercise. In January 2003, we forgave in full Dr. Widder’s obligation to repay the principal plus accrued interest outstanding under the promissory note, which was $99,625. We also agreed to pay Dr. Widder a bonus in the amount of $58,009 that was intended to compensate Dr. Widder for his tax liability as a result of the promissory note forgiveness. In March 2003, we forgave in full Dr. Widder’s obligation to repay the principal of $25,000 plus accrued interest, at a rate of 6% compounded annually, outstanding under a promissory note issued in March 1999, in accordance with the terms of a restricted stock purchase agreement that was entered into in March 1999. We also agreed in March 2003 to pay Dr. Widder a bonus in the amount of $18,051 that was intended to compensate Dr. Widder for his tax liability as a result of the promissory note forgiveness.

      In addition, we issued 1,018,956 shares of our Series D preferred stock to Global Money Management, L.P., of which LF Global Investments, LLC is the general partner. Dr. Widder is currently a non-managing member of LF Global Investments, LLC. The Series D preferred stock financing is described in more detail under “— Series D Preferred Stock Financing” above.

      We believe that all of the transactions described above were on terms at least as favorable to us as they would have been had we entered into those transactions with unaffiliated third parties.

PROPOSAL 2

APPROVAL OF THE AMENDED AND RESTATED

2004 EQUITY INCENTIVE AWARD PLAN

      Our stockholders are being asked to approve our Amended and Restated 2004 Equity Incentive Award Plan (the “2004 Plan”). Our board of directors approved the amended and restated 2004 Plan on May 27, 2004, subject to stockholder approval. The amended and restated 2004 Plan will become effective immediately upon stockholder approval at the annual meeting.

      The principal features of the 2004 Plan are summarized below, but the summary is qualified in its entirety by reference to the 2004 Plan itself which is attached to this proxy statement as Annex C.

Proposed Amendment

      Current Shares Reserved and “Evergreen” Provision. Under the current terms of the 2004 Plan, a total of 3,500,000 shares of our common stock are reserved for issuance pursuant to awards granted under the 2004 Plan. Also under the current terms of the 2004 Plan, the number of shares initially reserved for issuance will be increased by the number of shares of common stock available for issuance and not subject to options granted under our 1998 Stock Option Plan as of April 1, 2004 as well as the number of shares of common stock related to options granted under the 1998 Stock Option Plan that are repurchased, forfeited, expire or are cancelled prior to being exercised on or after April 1, 2004. In addition, the 2004 Plan currently contains an “evergreen provision” that allows for an annual increase in the number of shares available for issuance under the 2004 Plan on the first day of each of our fiscal years, or January 1, during the term of the 2004 Plan beginning on January 1, 2005 and continuing until, and including, January 1, 2014. The annual increase in the number of shares shall be equal to the lesser of:

•	5% of our outstanding capital stock on February 24, 2004 (5% of our outstanding capital stock on such date equaled 1,116,670 shares); or

•	an amount determined by our board of directors.

      Amended “Evergreen” Provision. Our stockholders are now being asked to approve an amendment to the 2004 Plan which will amend the evergreen provision to allow for an annual increase in the number of shares available for issuance under the 2004 Plan on the first day of each of our fiscal years, or January 1, during the term of the 2004 Plan beginning on January 1, 2005 and continuing until, and including, January 1, 2014. The annual increase in the number of shares shall be equal to the least of:

•	5% of our outstanding capital stock on each January 1, beginning on January 1, 2005 and continuing until and including January 1, 2014;

•	2,500,000 shares; or

•	an amount determined by our board of directors.

      The first bullet point above will allow for a more flexible potential increase in the shares reserved under the 2004 Plan based on the number of shares of our outstanding capital stock outstanding in the future. The evergreen provision in the current 2004 Plan limits the potential annual percentage increase based on our outstanding capital stock as of a fixed date in the past (the date of initial stockholder approval of the 2004 Plan). However, the second bullet point above will continue to provide for a fixed, maximum annual increase in shares reserved under the 2004 Plan. Of course, in any given year, our board of directors may choose to limit the annual increase in shares reserved below the amounts otherwise provided by the first and second bullet points.

      The amendment is consistent with our board of directors’ desire to provide for a flexible evergreen provision to allow for potential annual increases in shares reserved under the 2004 plan based on our outstanding capital stock measured as of applicable future dates. Our board of directors believes the amendment is necessary given our anticipated hiring of new employees, particularly additional personnel for our planned sales force, and to permit the grant in future years of a sufficient number of stock options to our employees as incentive and performance awards. The amendment will enable us to continue our policy of equity ownership by employees, directors and consultants as an incentive to contribute to our success.

      The 2004 Plan is not being amended in any respect other than to reflect the changes described above.

History

      The existing 2004 Plan was first adopted by our board of directors in January 2004, and was first approved by our stockholders in February 2004. The 2004 Plan became effective on April 1, 2004, the date on which our common stock was initially listed for trading in connection with our initial public offering.

      As of May 31, 2004, options to purchase 298,375 shares of common stock were outstanding, 3,599,409 shares of common stock remained available for grant and no options to purchase shares of common stock had been exercised under our 2004 Plan. As of May 31, 2004, the outstanding options were exercisable at a weighted average exercise price of approximately $10.60 per share. Outstanding options to purchase an aggregate of 148,375 shares were held by employees and consultants who are not officers or directors of our company.

Purpose

      The purpose of the 2004 Plan is to promote the success and enhance the value of the company by linking the personal interests of the members of our board of directors and our employees, officers, executives and consultants to those of our stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to our stockholders. The 2004 Plan is further intended to provide flexibility to the company in our ability to motivate, attract and retain the services of members of our board of directors and our employees, officers, executives and consultants upon whose judgment, interest and special effort the successful conduct of our operation is largely dependent.

Securities Subject to the 2004 Plan

      Under the 2004 Plan, a total of 3,500,000 shares of our common stock initially are reserved for issuance pursuant to awards granted under the 2004 Plan. Also under the 2004 Plan, an additional 397,784 shares are reserved for issuance pursuant to awards granted under the 2004 Plan, which is the number of shares of common stock previously available for issuance and not subject to options granted under our 1998 stock option plan as of April 1, 2004. The shares initially reserved for issuance will be increased by the number of shares of common stock related to options granted under our 1998 stock option plan that are repurchased, forfeited, expire or are cancelled prior to being exercised on or after April 1, 2004. In addition, assuming approval of this Proposal 2, the number of shares reserved for issuance pursuant to awards under the 2004 Plan will be automatically increased on the first day of each of our fiscal years, or January 1, during the term of the 2004 Plan beginning on January 1, 2005 and continuing until, and including, January 1, 2014. The annual increase in the number of shares shall be equal to the least of:

•	5% of our outstanding capital stock on each January 1, beginning on January 1, 2005 and continuing until and including January 1, 2014;

•	2,500,000 shares; or

•	an amount determined by our board of directors.

      To the extent that an award terminates, expires or lapses for any reason, any shares subject to the award will be available for future grant or sale under the 2004 Plan. In addition, shares which are delivered to us by a participant or withheld by us upon the exercise of an award in payment of the exercise price or in satisfaction of tax withholding obligations may again be optioned, granted or awarded under the 2004 Plan; provided that no such shares may again be optioned, granted or awarded if such action would cause any option intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code to so qualify.

Administration

      The compensation committee of our board of directors will administer the 2004 Plan. To administer the 2004 Plan, our compensation committee must consist of at least two members of our board of directors, each of whom is a “non-employee director” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, or the Exchange Act, and, with respect to awards that are intended to constitute performance-based compensation under Section 162(m) of the Internal Revenue Code, an “outside director” for the purposes of Section 162(m). Subject to the terms and conditions of the 2004 Plan, our compensation committee has the authority to select the persons to whom awards are to be made, to determine the number of shares to be subject thereto and the terms and conditions thereof, and to make all other determinations and to take all other actions necessary or advisable for the administration of the 2004 Plan. Our compensation committee is also authorized to adopt, amend and rescind rules relating to the administration of the 2004 Plan. Our board of directors may at any time abolish the compensation committee and revest in itself the authority to administer the 2004 Plan.

      Our compensation committee may (1) delegate to a committee of one or more members of our board of directors who are not “outside directors” for the purposes of Section 162(m) of the Internal Revenue Code the authority to grant awards under the 2004 Plan to eligible persons who are either (a) not then “covered employees” within the meaning of Section 162(m) and are not expected to be covered employees at the time of recognition of income resulting from such award or (b) not persons with respect to whom we wish to comply with Section 162(m) and/or (2) delegate to a committee of one or more members of our board of directors who are not “non-employee directors” for purposes of Rule 16b-3 under the Exchange Act the authority to grant awards under the 2004 Plan to eligible persons who are not then subject to Section 16 of the Exchange Act.

Eligibility

      Options, stock appreciation rights, or SARs, restricted stock and other awards under the 2004 Plan may be granted to individuals who are then our officers or other employees or any future subsidiaries’ officers or other employees. Such awards also may be granted to our directors and consultants.

Awards Under the 2004 Plan

      The 2004 Plan provides that our compensation committee may grant or issue stock options, SARs, restricted stock, deferred stock, dividend equivalents, performance awards, stock payments and other stock related benefits, or any combination thereof. Each award will be set forth in a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award

•	Nonqualified Stock Options, or NQSOs, provide for the right to purchase common stock at a specified price which, except with respect to NQSOs intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code, may be less than fair market value on the date of grant (but not less than par value), and usually will become exercisable (at the discretion of our compensation committee) in one or more installments after the grant date, subject to the participant’s continued employment with us and/or subject to the satisfaction of our performance targets and individual performance targets established by our compensation committee. NQSOs may be granted for any term specified by our compensation committee.

•	Incentive Stock Options, or ISOs, are designed to comply with the provisions of the Internal Revenue Code and are subject to specified restrictions contained in the Internal Revenue Code. Among such restrictions, ISOs must have an exercise price not less than the fair market value of a share of common stock on the date of grant, may only be granted to employees, must expire within a specified period of time following the optionee’s termination of employment, and must be exercised within the 10 years after the date of grant, but may be subsequently modified to disqualify them from treatment as ISOs. In the case of an ISO granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all classes of our capital stock, the 2004 Plan provides that the exercise price must be at least 110% of the fair market value of a share of common stock on the date of grant and the ISO must expire upon the fifth anniversary of the date of its grant.

•	Restricted Stock may be granted to participants and made subject to such restrictions as may be determined by our compensation committee. Restricted stock, typically, may be forfeited for no consideration or repurchased by us at the original purchase price if the conditions or restrictions are not met. In general, restricted stock may not be sold, or otherwise transferred, until restrictions are removed or expire. Purchasers of restricted stock, unlike recipients of options, will have voting rights and will receive dividends, if any, prior to the time when the restrictions lapse.

•	Deferred Stock may be awarded to participants, typically without payment of consideration, but subject to vesting conditions based on continued employment or on performance criteria established by our compensation committee. Like restricted stock, deferred stock may not be sold, or otherwise transferred or hypothecated, until vesting conditions are removed or expire. Unlike restricted stock, deferred stock will not be issued until the deferred stock award has vested, and recipients of deferred stock generally will have no voting or dividend rights prior to the time when vesting conditions are satisfied.

•	Stock Appreciation Rights may be granted in connection with stock options or other awards, or separately. SARs granted by our compensation committee in connection with stock options or other awards typically will provide for payments to the holder based upon increases in the price of our common stock over the exercise price of the related option or other awards, but alternatively may be based upon criteria such as book value. Except as required by Section 162(m) of the Internal Revenue Code with respect to a SAR intended to qualify as performance-based compensation as described in Section 162(m) of the Internal Revenue Code, there are no restrictions specified in the 2004 Plan on the exercise of SARs or the amount of gain realizable therefrom, although restrictions may be imposed by our compensation committee in the SAR agreements. Our compensation committee may elect to pay SARs in cash or in common stock or in a combination of both.

•	Dividend Equivalents represent the value of the dividends, if any, per share paid by us, calculated with reference to the number of shares covered by the stock options, SARs or other awards held by the participant.

•	Performance Awards may be granted by our compensation committee on an individual or group basis. Generally, these awards will be based upon specific performance targets and may be paid in cash or in common stock or in a combination of both. Performance awards may include “phantom” stock awards that provide for payments based upon increases in the price of our common stock over a predetermined period. Performance awards may also include bonuses that may be granted by our compensation committee on an individual or group basis and which may be payable in cash or in common stock or in a combination of both.

•	Stock Payments may be authorized by our compensation committee in the form of shares of common stock or an option or other right to purchase common stock as part of a deferred compensation arrangement in lieu of all or any part of compensation, including bonuses, that would otherwise be payable in cash to the key employee or consultant.

      The maximum number of shares which may be subject to options, stock purchase rights, SARs and other awards granted under the 2004 Plan to any individual in any calendar year may not exceed 2,000,000 shares of common stock.

      Section 162(m). Our compensation committee may designate employees as “covered employees” whose compensation for a given fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Internal Revenue Code. Our compensation committee may grant to such covered employees restricted stock, deferred stock, SARs, dividend equivalents, performance awards, cash bonuses and stock payments that are paid, vest or become exercisable upon the attainment of company performance criteria which are related to one or more of the following performance goals as applicable to us or any of our future subsidiaries, divisions or operating units:

•	net earnings (either before or after interest, taxes, depreciation and amortization);

•	net losses;

•	sales or revenue;

•	operating earnings;

•	operating cash flow;

•	return on net assets;

•	return on assets or capital;

•	return on stockholders’ equity;

•	stockholder returns;

•	gross or net profit margin;

•	earnings per share;

•	price per share of our common stock; and

•	market share.

Vesting Upon Death or Disability

      In the event of a plan participant’s termination of employment with us on account of his or her disability or death, that number of unvested awards granted to such participant under the 2004 Plan that would have become fully vested, exercisable or payable over the 12 month period following the participant’s termination under the vesting schedules applicable to such awards had the participant remained continuously employed by us during such period will become immediately fully vested, exercisable or payable on the date of termination.

Awards Not Transferable

      Awards may generally not be sold, pledged, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution. Our compensation committee may allow awards other than ISOs to be transferable pursuant to qualified domestic relations orders or to certain permitted transferees (i.e., immediate family members for estate planning purposes). ISOs may not be transferable. If our compensation committee makes an award transferable, such award shall contain such additional terms and conditions as our compensation committee deems appropriate.

Adjustments Upon Changes in Capitalization

      In the event of any dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization or other distribution (other than normal cash dividends) of assets to our stockholders or any other change affecting our common stock, our compensation committee will make appropriate adjustments in the number and type of shares of stock subject to the 2004 Plan, the terms and conditions of any award outstanding under the 2004 Plan, and the grant or exercise price of any such award.

      In the event of a change of control where the acquiror does not assume awards granted under the 2004 Plan, awards issued under the 2004 Plan will be subject to accelerated vesting such that 100% of such award will become vested and exercisable or payable, as applicable. In the event of a change of control where the acquiror assumes awards granted under the 2004 Plan, 50% of the awards will become vested and exercisable or payable, as applicable, and the remaining outstanding awards will become fully vested and exercisable or payable, as applicable, if the holder of any such award is terminated by the acquiror without cause or terminates employment for good reason within 12 months after a change of control.

      Under the 2004 Plan, a change of control is generally defined as:

•	the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the company of more than 50% of the voting stock of the company;

•	a merger or consolidation in which the company is a party, other than a merger or consolidation which results in our outstanding voting securities immediately before the transaction continuing to represent a majority of the voting power of the acquiring company’s outstanding voting securities;

•	the sale, exchange, or transfer of all or substantially all of the assets of the company; or

•	a liquidation or dissolution of the company.

Amendment and Termination of the 2004 Plan

      With the approval of our board of directors, our compensation committee may amend, alter, suspend or terminate the 2004 Plan, or any part thereof, at any time and for any reason. However, the 2004 Plan requires stockholder approval for any amendment to the 2004 Plan to the extent necessary to comply with applicable laws, rules and regulations, or for any amendment that increases the number of shares available under the 2004 Plan, permits our compensation committee to grant options with an exercise price below fair market value on the date of grant, or permits our compensation committee to extend the exercise period for an option beyond 10 years from the date of grant. No action by our board of directors, our compensation committee or our stockholders may alter or impair any award previously granted under the 2004 Plan without the consent of the holder. Unless terminated earlier, the 2004 Plan will terminate on January 28, 2014.

Securities Laws

      The 2004 Plan is intended to conform with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. The 2004 Plan will be administered, and options will be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations.

Federal Income Tax Consequences Associated with the 2004 Plan

      The following is a general summary under current law of the material federal income tax consequences to participants in the 2004 Plan. This summary deals with the general tax principles that apply and is provided only for general information. Some kinds of taxes, such as state and local income taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of income taxation that may be relevant in light of a holder’s personal investment circumstances. This summarized tax information is not tax advice.

      Non-Qualified Stock Options. For federal income tax purposes, if an optionee is granted NQSOs under the 2004 Plan, the optionee will not have taxable income on the grant of the option, nor will we be entitled to any deduction. Generally, on exercise of NQSOs the optionee will recognize ordinary income, and we will be entitled to a deduction, in an amount equal to the difference between the option exercise price and the fair market value of a common share on the date each such option is exercised. The optionee’s basis for the stock for purposes of determining gain or loss on subsequent disposition of such shares generally will be the fair market value of the common stock on the date the optionee exercises such option. Any subsequent gain or loss will be generally taxable as capital gains or losses.

      Incentive Stock Options. There is no taxable income to an optionee when an optionee is granted an ISO or when that option is exercised. However, the amount by which the fair market value of the shares at the time of exercise exceeds the option price will be an “item of adjustment” for the optionee for purposes of the alternative minimum tax. Gain realized by the optionee on the sale of an ISO is taxable at capital gains rates, and no tax deduction is available to us, unless the optionee disposes of the shares within (1) two years after the date of grant of the option or (2) within one year of the date the shares were transferred to the optionee. If the common shares are sold or otherwise disposed of before the end of the two-year and one-year periods specified above, the difference between the option exercise price and the fair market value of the shares on the date of the option’s exercise will be taxed at ordinary income rates, and we will be entitled to a deduction to the extent the optionee must recognize ordinary income. If such a sale or disposition takes place in the year in which the optionee exercises the option, the income the optionee recognizes upon sale or disposition of the shares will not be considered income for alternative minimum tax purposes. Otherwise, if the optionee sells or otherwise disposes of the shares before the end of the two-year and one-year periods specified above, the maximum amount that will be included as alternative minimum tax income is the gain, if any, the optionee recognizes on the disposition of the shares.

      An ISO exercised more than three months after an optionee terminates employment, other than by reason of death or disability, will be taxed as a NQSO, and the optionee will have been deemed to have received income on the exercise taxable at ordinary income rates. We will be entitled to a tax deduction equal to the ordinary income, if any, realized by the optionee.

      Stock Appreciation Rights. No taxable income is generally recognized upon the receipt of a SAR, but upon exercise of the SAR the fair market value of the shares (or cash in lieu of shares) received generally will be taxable as ordinary income to the recipient in the year of such exercise. We generally will be entitled to a compensation deduction for the same amount which the recipient recognizes as ordinary income.

      Restricted Stock and Deferred Stock. An employee to whom restricted or deferred stock is issued generally will not recognize taxable income upon such issuance and we generally will not then be entitled to a deduction unless, with respect to restricted stock, an election is made by the participant under Section 83(b) of the Internal Revenue Code. However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the employee generally will recognize ordinary income and we generally will be entitled to a deduction for an amount equal to the excess of the fair market value of the shares at the date such restrictions lapse over the purchase price. If a timely election is made under Section 83(b) with respect to restricted stock, the participant generally will recognize ordinary income on the date of the issuance equal to the excess, if any, of the fair market value of the shares at that date over the purchase price therefore, and we will be entitled to a deduction for the same amount. Similarly, when deferred stock vests and is issued to the participant, the participant generally will recognize ordinary income and we generally will be entitled to a deduction for the amount equal to the fair market value of the shares at the date of issuance. A Section 83(b) election is not permitted with regard to the grant of deferred stock.

      Dividend Equivalents. A recipient of a dividend equivalent award generally will not recognize taxable income at the time of grant, and we will not be entitled to a deduction at that time. When a dividend equivalent is paid, the participant generally will recognize ordinary income, and we will be entitled to a corresponding deduction.

      Performance Awards. A participant who has been granted a performance award generally will not recognize taxable income at the time of grant, and we will not be entitled to a deduction at that time. When an award is paid, whether in cash or common shares, the participant generally will recognize ordinary income, and we will be entitled to a corresponding deduction.

      Stock Payments. A participant who receives a stock payment in lieu of a cash payment that would otherwise have been made will generally be taxed as if the cash payment has been received, and we generally will be entitled to a deduction for the same amount.

      Deferred Compensation. Participants who defer compensation generally will recognize no income, gain or loss for federal income tax purposes when NQSOs are granted in lieu of amounts otherwise payable, and we will not be entitled to a deduction at that time. When and to the extent such NQSOs are exercised, the rules regarding NQSOs outlined above will generally apply.

      Section 162(m) of the Code. In general, under Section 162(m) of the Internal Revenue Code, income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid) for certain executive officers exceeds $1,000,000 (less the amount of any “excess parachute payments” as defined in Section 280G of the Internal Revenue Code) in any one year. However, under Section 162(m), the deduction limit does not apply to certain “performance-based compensation” established by an independent compensation committee that is adequately disclosed to, and approved by, stockholders. In particular, stock options and SARs will satisfy the “performance-based compensation” exception if the awards are made by a qualifying compensation committee, the 2004 Plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date. Specifically, the option exercise price must be equal to or greater than the fair market value of the stock subject to the award on the grant date. Rights or awards granted under the 2004 Plan, other than options and SARs, will not qualify as “performance-based compensation” for purposes of Section 162(m) unless such rights or awards are granted or vest upon pre-established objective performance goals, the material terms of which are disclosed to and approved by our stockholders. Thus, we expect that such other rights or awards under the 2004 Plan will not constitute “performance-based compensation” for purposes of Section 162(m). We have attempted to structure the 2004 Plan in such a manner that the remuneration attributable to stock options and SARs which meet the other requirements of Section 162(m) will not be subject to the $1,000,000 limitation. We have not, however, requested a ruling from the IRS or an opinion of counsel regarding this issue.

New Plan Benefits

      None of our Named Executive Officers have received option grants under the 2004 Plan.

      Our non-employee directors as a group are eligible to receive automatic grants under the 2004 Plan pursuant to a policy adopted by our board of directors, as described above under “Proposal 1 — Election of Directors — Compensation of Directors.” In connection with our initial public offering, on April 1, 2004, each of our non-employee directors was granted a fully vested option to purchase 25,000 shares of common stock at an exercise price of $9.00 per share, the initial public offering price. Through May 31, 2004, we have not granted any additional options to our non-employee directors under the 2004 Plan. Pursuant to our automatic grant policy for our non-employee directors, on the date of each annual meeting of our stockholders, (1) each continuing non-employee director will be eligible to receive an option to purchase 15,000 shares of common stock, (2) the chairman of the board of directors will be eligible to receive an additional annual option to purchase 10,000 shares of common stock, (3) the chairman of our audit committee will be eligible to receive an additional annual option to purchase 5,000 shares of common stock, (4) the chairman of our compensation committee will be eligible to receive an additional annual option to purchase 5,000 shares of common stock and (5) the chairman of our nominating and corporate governance committee will be eligible to receive an additional annual option to purchase 2,500 shares of common stock. The value of the shares of common stock underlying the option grants made or to be made to our non-employee directors in 2004, based on an $11.39 closing price of our common stock as reported on the Nasdaq National Market on June 15, 2004, is approximately $3,217,675 in the aggregate.

      Our non-executive officer employees as a group have received options to purchase an aggregate of 212,875 shares under the 2004 Plan through June 15, 2004. The value of the shares of common stock underlying these option grants, based on an $11.39 closing price of our common stock as reported on the Nasdaq National Market on June 15, 2004, is approximately $2,424,646 in the aggregate.

      All other future grants under the 2004 Plan are within the discretion of our board of directors or its committee and the benefits of such grants are, therefore, not determinable.

Vote Required and Board Recommendation

      The affirmative vote of a majority of the votes represented by the common stock present in person or by proxy and entitled to vote on this proposal at the annual meeting is required for approval of the proposed amendment and restatement of the 2004 Plan. For purposes of the vote on the proposed amendment and restatement of the 2004 Plan, abstentions will have the same effect as votes against the proposed amendment and restatement of the 2004 Plan and broker non-votes will not be counted as shares entitled to vote on the matter and will have no effect on the result of the vote.

      Our board of directors recommends a vote “FOR” the approval of the Amended and Restated 2004 Equity Incentive Award Plan.

PROPOSAL 3

APPROVAL OF THE AMENDED AND RESTATED

EMPLOYEE STOCK PURCHASE PLAN

      Our stockholders are being asked to approve our Amended and Restated Employee Stock Purchase Plan (the “Purchase Plan”). Our board of directors approved the amended and restated Purchase Plan on May 27, 2004, subject to stockholder approval. The amended and restated Purchase Plan will become effective immediately upon stockholder approval at the annual meeting.

      The principal features of the Purchase Plan are summarized below, but the summary is qualified in its entirety by reference to the Purchase Plan itself which is attached to this proxy statement as Annex D.

Proposed Amendments

      Current Shares Reserved and “Evergreen” Provision. Under the current terms of the Purchase Plan, a total of 400,000 shares of our common stock are reserved for issuance pursuant to the Purchase Plan. In addition, the Purchase Plan contains an “evergreen provision” that allows for an annual increase in the number of shares available for issuance under the Purchase Plan on the first day of each of our fiscal years, or January 1, during the term of the Purchase Plan beginning on January 1, 2005 and continuing until, and including, January 1, 2014. The annual increase in the number of shares shall be equal to the lesser of:

•	1% of our outstanding capital stock on February 24, 2004 (1% of our outstanding capital stock on such date equaled 223,334 shares); or

•	an amount determined by our board of directors.

      Accordingly, currently the maximum aggregate number of shares of our common stock available for issuance under the Purchase Plan over its term will not exceed 2,633,340 shares (subject to adjustments for stock splits and other changes in capitalization).

      Revised “Evergreen” Provision. Our stockholders are now being asked to approve an amendment to the Purchase Plan which will amend the evergreen provision to allow for an annual increase in the number of shares available for issuance under the Purchase Plan on the first day of each of our fiscal years, or January 1, during the term of the Purchase Plan beginning on January 1, 2005 and continuing until, and including, January 1, 2014. The annual increase in the number of shares shall be equal to the least of:

•	1% of our outstanding capital stock on each January 1, beginning on January 1, 2005 and continuing until and including January 1, 2014;

•	500,000 shares; or

•	an amount determined by our board of directors.

      The first bullet point above will allow for a more flexible potential increase in the shares reserved under the Purchase Plan based on the number of shares of our outstanding capital stock outstanding in the future. The evergreen provision in the current Purchase Plan limits the potential annual percentage increase based on our outstanding capital stock as of a fixed date in the past (the date of initial stockholder approval of the 2004 Plan). However, the second bullet point above will continue to provide for a fixed, maximum annual increase in shares reserved under the Purchase Plan. Of course, in any given year, our board of directors may choose to limit the annual increase in shares reserved below the amounts otherwise provided by the first and second bullet points.

      The amendment is consistent with our board of directors’ desire to provide for a flexible evergreen provision to allow for potential annual increases in shares reserved under the Purchase Plan based on our outstanding capital stock measured as of applicable future dates. Our board of directors believes the amendment is necessary given our anticipated hiring of new employees, particularly additional personnel for our planned sales force, and to permit the grant in future years of a sufficient number of purchase rights to our employees as an incentive to contribute to our success.

      The Purchase Plan is not being amended in any respect other than to reflect the changes described above.

History

      The existing Purchase Plan was first adopted by our board of directors in January 2004, and was first approved by our stockholders in February 2004. The Purchase Plan became effective on April 1, 2004, the date on which our common stock was initially listed for trading in connection with our initial public offering. As of May 31, 2004, no shares have been issued under the Purchase Plan.

Purpose

      The purpose of the Purchase Plan is to provide an opportunity for our employees to purchase shares of our common stock and thereby to have an additional incentive to contribute to the prosperity of our company. The Purchase Plan enables our eligible employees and the employees of our subsidiaries to purchase, through payroll deductions, shares of our common stock at a discount from the market price of the stock at the time of purchase. The Purchase Plan is intended to qualify as an employee stock purchase plan within the meaning of Section 423 of the Internal Revenue Code.

Securities Subject to the Purchase Plan

      Initially, the number of shares of our common stock that may be issued pursuant to the Purchase Plan shall not exceed, in the aggregate, 400,000 shares. In addition, assuming approval of this Proposal 3, the number of shares reserved for issuance pursuant to awards under the Purchase Plan will be automatically increased on the first day of each of our fiscal years, or January 1, during the term of the Purchase Plan beginning on January 1, 2005 and continuing until, and including, January 1, 2014. The annual increase in the number of shares shall be equal to the least of:

•	1% of our outstanding capital stock on each January 1, beginning on January 1, 2005 and continuing until and including January 1, 2014;

•	500,000 shares; or

•	an amount determined by our board of directors.

Administration

      The compensation committee of our board of directors will administer the Purchase Plan. To administer the Purchase Plan, our compensation committee must consist of at least two members of our board of directors, each of whom is a “non-employee director” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, or the Exchange Act. Subject to the terms and conditions of the Purchase Plan, our compensation committee has the authority to make all determinations and to take all other actions necessary or advisable for the administration of the Purchase Plan. Our compensation committee is also authorized to adopt, amend and rescind rules relating to the administration of the Purchase Plan. Our board of directors may at any time abolish the compensation committee and revest in itself the authority to administer the Purchase Plan.

Eligibility

      Our employees and the employees of our subsidiaries that customarily work more than twenty hours per week and more than five months per calendar year are eligible to participate in the Purchase Plan as of the first day of the first offering period after they become eligible to participate in the Purchase Plan. However, no employee is eligible to participate in the Purchase Plan if, immediately after the election to participate, such employee would own stock (including stock such employee may purchase under outstanding rights under the Purchase Plan) representing 5% or more of the total combined voting power or value of all classes of our stock or the stock of any of our parent or subsidiary corporations. In addition, no employee is permitted to participate if the rights of the employee to purchase our common stock under the Purchase Plan and all similar purchase plans maintained by us or our subsidiaries would accrue at a rate which exceeds $25,000 of the fair market value of such stock (determined at the time the right is granted) for each calendar year.

Enrollment

      Eligible employees become participants in the Purchase Plan by executing a subscription agreement and filing it with us no later than the deadline stated on the participation agreement, and if none is stated, then no later than the first day of the offering period for which such participation agreement is intended to be effective. By enrolling in the Purchase Plan, a participant is deemed to have elected to purchase the maximum number of whole shares of our common stock that can be purchased with the compensation withheld during each purchase period within the offering period for which the participant is enrolled.

Terms

      Offerings; Purchase Dates. Under the Purchase Plan, an offering period will last for not more than 27 months. Offering periods under the Purchase Plan will initially be 24-month periods, comprised of four six-month purchase periods. Under the Purchase Plan, purchases will be made four times during each offering period on the last trading day of each purchase period, and the dates of such purchases shall be “purchase dates.” A new purchase period will begin the day after a purchase date. The first offering period under the Purchase Plan began on March 31, 2004 and will continue until November 30, 2005. A new twenty-four month offering period will commence on each June 1st and December 1st thereafter during the term of the Purchase Plan. Our compensation committee may change the frequency and duration of offering periods and purchase dates under the Purchase Plan.

      If the fair market value per share of our common stock on any purchase date is less than the fair market value per share on the start date of the two-year offering period, then that offering period will automatically terminate, and a new 24-month offering period will begin on the next trading day. All participants in the terminated offering period will be transferred to the new offering period.

      Price and Payment. Employees electing to participate in the Purchase Plan will authorize us to automatically deduct after-tax dollars from each payment until the employee instructs us to stop the deductions or until the employee’s employment is terminated. Participants may contribute up to 20% of their compensation through payroll deductions, and the accumulated deductions will be applied to the purchase of shares on each semi-annual purchase date. Compensation for purposes of the Purchase Plan means an employee’s your gross straight-time wages and commissions, but excludes payments for overtime, shift premium, incentive compensation, incentive payments, bonuses, expense reimbursements, fringe benefits and other compensation. The purchase price per share will be equal to 85% of the fair market value per share on the participant’s entry date into the offering period or, if lower, 85% of the fair market value per share on the semi-annual purchase date. For purposes of the first offering period under the Purchase Plan, which began on March 31, 2004, the fair market value per share on such date will be $9.00, the initial price to the public of our common stock. No employee is eligible to purchase more than 5,000 shares of stock on any purchase date or more than 20,000 shares of stock during each offering period.

      The fair market value of a share of our common stock on any date will equal the closing price of a share of common stock on the Nasdaq National Market for the last market trading day prior to the date of determination, as reported in The Wall Street Journal or such other source as our compensation committee deems reliable. On June 15, 2004, the closing price of our common stock as reported on the Nasdaq National Market was $11.39 per share.

      Termination of Participation. Employees may end their participation in an offering at any time during the offering period, and participation ends automatically on termination of employment us or one of our subsidiaries or failure to qualify as an eligible employee. Upon such termination of the employee’s participation in the Purchase Plan, such employee’s payroll deductions not already used to purchase stock under the Purchase Plan will be returned to the employee.

Adjustments Upon Changes in Common Stock

      If there is any change in the stock subject to the Purchase Plan or subject to any right granted under the Purchase Plan, without receipt of consideration by us (through stock split, reverse stock split, stock dividend, combination or reclassification of our common stock or any other increase or decrease in the number of shares of our common stock), the number of shares reserved for issuance under the Purchase Plan and rights outstanding thereunder will be appropriately adjusted as to the class and the maximum number of shares subject to such plan and the class, number of shares and price per share of stock subject to such outstanding rights.

      In the event we merge with or into another corporation or sell all or substantially all of our assets, the outstanding rights under the Purchase Plan will be assumed or an equivalent right substituted by the successor company or its parent. If the successor company or its parent refuses to assume the outstanding rights or substitute an equivalent right, then all outstanding purchase rights will automatically be exercised prior to the effective date of the transaction. The purchase price will be equal to 85% of the market value per share on the participant’s entry date into the offering period in which an acquisition occurs or, if lower, 85% of the fair market value per share on the date the purchase rights are exercised.

      In the event of our proposed dissolution or liquidation, the offering period then in progress shall be shortened by setting a new purchase date, and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless our compensation committee provides otherwise.

Amendment and Termination of the Purchase Plan

      Our board of directors may at any time and for any reason terminate or amend the Purchase Plan. Generally, no such termination can affect options previously granted or may adversely affect the rights of any participant without such participant’s consent, provided that an offering period may be terminated by our board of directors if it determines that the termination of the offering period or the Purchase Plan is in the best interests of our company and our stockholders. To the extent necessary to comply with Section 423 of the Internal Revenue Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), we will obtain stockholder approval in such a manner and to such a degree as required.

      Without stockholder consent and without regard to whether any participant rights may be considered to have been “adversely affected,” our compensation committee is entitled to change the offering periods, limit the frequency and/or number of changes in the amount withheld during an offering period, and establish such other limitations or procedures as our compensation committee determines in its sole discretion advisable which are consistent with the Purchase Plan. In addition, in the event our board of directors determines that the ongoing operation of the Purchase Plan may result in unfavorable financial accounting consequences, our board of directors may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence. Such modifications or amendments shall not require stockholder approval or the consent of any plan participants.

      The Purchase Plan will terminate no later than January 28, 2014.

Federal Income Tax Consequences Associated with the Purchase Plan

      The following is a general summary under current law of the material federal income tax consequences to participants in the Purchase Plan. This summary deals with the general tax principles that apply and is provided only for general information. Some kinds of taxes, such as state and local income taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of income taxation that may be relevant to a participant in light of his or her personal investment circumstances. This summarized tax information is not tax advice.

      The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Section 423 of the Internal Revenue Code. The Purchase Plan is not subject to any provisions of the Employees Retirement Income Security Act of 1974. Under the applicable Internal Revenue Code provisions, no income will be taxable to a participant until the sale or other disposition of the shares purchased under the Purchase Plan. Upon such sale or disposition, the participant will generally be subject to tax in an amount that depends upon the holding period. If the shares are sold or disposed of more than two years from the first day of the offering period and one year from the date of purchase, the participant will recognize ordinary income measured as the lesser of (1) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price or (2) an amount equal to 15% of the fair market value of the shares as of the first day of the offering period. Any additional gain will be treated as long-term capital gain. If the shares are held for the periods described above, are sold and the sale price is less than the purchase price, there is no ordinary income and the participating employee has a long-term capital loss for the difference between the sale price and the purchase price. If the shares are sold or otherwise disposed of before the expiration of the holding periods described above, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the capital gain holding period. We are not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized upon a sale or disposition of shares prior to the expiration of the holding periods described above. We will treat any transfer of record ownership of shares as a disposition, unless it is notified to the contrary. In order to enable us to learn of dispositions prior to the expiration of the holding periods described above and ascertain the amount of the deductions to which it is entitled, participating employees will be required to notify us in writing of the date and terms of any disposition of shares purchased under the Purchase Plan.

New Plan Benefits

      The amounts of future stock purchases under the Purchase Plan are not determinable because, under the terms of the Purchase Plan, purchases are based upon elections made by participants. Future purchase prices are not determinable because they are based upon fair market value of our common stock.

Vote Required and Board Recommendation

      The affirmative vote of a majority of the votes represented by the common stock present in person or by proxy and entitled to vote on this proposal at the annual meeting is required for approval of the proposed amendment and restatement of the Purchase Plan. For purposes of the vote on the proposed amendment and restatement of the Purchase Plan, abstentions will have the same effect as votes against the proposed amendment and restatement of the Purchase Plan and broker non-votes will not be counted as shares entitled to vote on the matter and will have no effect on the result of the vote.

      Our board of directors recommends a vote “FOR” the approval of the Amended and Restated Employee Stock Purchase Plan.

PROPOSAL 4

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      Our board of directors has appointed Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2004 and has directed that management submit the appointment of independent registered public accounting firm to the stockholders for ratification at the Annual Meeting. Ernst & Young LLP has audited our financial statements since 1998 and through the year ended December 31, 2003. Representatives of Ernst & Young LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

      Stockholders are not required to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm. However, we are submitting the appointment of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If you fail to ratify the appointment, our board of directors and the audit committee will reconsider whether or not to retain Ernst & Young LLP. Even if the appointment is ratified, our board of directors and the audit committee in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of our company and our stockholders.

      The affirmative vote of the holders of a majority of the shares of our common stock represented and voting at the Annual Meeting will be required to ratify the appointment of Ernst & Young LLP.

Audit and All Other Fees

      The aggregate fees billed to our company by Ernst & Young LLP, our independent registered public accounting firm, for the indicated services were as follows:

	2002	2003

Audit Fees(1)	$31,220	$511,785
Audit Related Fees(2)	—	—
Tax Fees(3)	$7,000	$6,900
All Other Fees(4)	—	—

(1)	Audit Fees consist of fees billed for professional services performed by Ernst & Young LLP for the audit of our annual financial statements included in our Form S-1 for the indicated year, preparation of comfort letters associated with our initial public offering and related services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)	Audit Related Fees consist of fees billed in the indicated year for assurance and related services performed by Ernst & Young LLP that are reasonably related to the performance of the audit or review of our financial statements.

(3)	Tax Fees consist of fees billed in the indicated year for professional services performed by Ernst & Young LLP with respect to tax compliance, tax advice and tax planning.

(4)	All Other Fees consist of fees billed in the indicated year for other permissible work performed by Ernst & Young LLP that does not meet with the above category descriptions.

      The audit committee has considered whether the provision of non-audit services is compatible with maintaining the independence of Ernst & Young LLP, and has concluded that the provision of such services is compatible with maintaining the independence of our auditors.

Audit Committee Policy Regarding Pre-Approval of Audit and Permissible Non-Audit Services of Our Independent Registered Public Accounting Firm

      Our audit committee has established a policy that all audit and permissible non-audit services provided by our independent registered public accounting firm will be pre-approved by the audit committee. These services may include audit services, audit-related services, tax services and other services. The audit committee considers whether the provision of each non-audit service is compatible with maintaining the independence of our auditors. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Our independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

      Our board of directors recommends a vote “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2004.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

      Under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), directors, officers and beneficial owners of ten percent or more of our common stock are required to file with the Securities and Exchange Commission on a timely basis initial reports of beneficial ownership and reports of changes regarding their beneficial ownership of our common stock. Officers, directors and 10% beneficial owners are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms that they file.

      Our common stock became registered pursuant to Section 12 of the Exchange Act in March 2004. Since our directors, officers and holders of more than 10% of our common stock did not become subject to Section 16(a) until March 2004, they were not required to file reports under Section 16(a) for the fiscal year ended December 31, 2003.

STOCKHOLDER PROPOSALS

      Proposals of stockholders intended to be presented at our Annual Meeting of Stockholders to be held in 2005 must be received by us no later than March 3, 2005, which is 120 days prior to the first anniversary of the mailing date of this proxy, in order to be included in our proxy statement and form of proxy relating to that meeting. These proposals must comply with the requirements as to form and substance established by the Securities and Exchange Commission for such proposals in order to be included in the proxy statement. Under our Amended and Restated Bylaws, a stockholder who wishes to make a proposal at the 2005 Annual Meeting without including the proposal in our proxy statement and form of proxy relating to that meeting must notify us no earlier than March 29, 2005 and no later than April 28, 2005 unless the date of the 2005 annual meeting of stockholders is more than 30 days before or more than 60 days after the one-year anniversary of the 2004 annual meeting. If the stockholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by the board of directors for the 2005 Annual Meeting may exercise discretionary voting power regarding any such proposal.

ANNUAL REPORT

      Our annual report for the fiscal year ended December 31, 2003 will be mailed to stockholders of record on or about July 1, 2004. Our annual report does not constitute, and should not be considered, a part of this proxy solicitation material.

      If any person who was a beneficial owner of our common stock on the Record Date, a copy of our annual report will be furnished without charge upon receipt of a written request identifying the person so requesting a report as a stockholder of our company at such date. Requests should be directed to Santarus, Inc., 10590 West Ocean Air Drive, Suite 200, San Diego, California 92130, Attention: Investor Relations.

OTHER BUSINESS

      Our board of directors does not know of any matter to be presented at our Annual Meeting which is not listed on the Notice of Annual Meeting and discussed above. If other matters should properly come before the meeting, however, the persons named in the accompanying Proxy will vote all Proxies in accordance with their best judgment.

      All stockholders are urged to complete, sign, date and return the accompanying Proxy in the enclosed envelope.

By Order of the Board of Directors,

GERALD T. PROEHL
President, Chief Executive Officer and Director

Dated: July 1, 2004

Annex A

AUDIT COMMITTEE CHARTER

of the Audit Committee
of Santarus, Inc.

      This Audit Committee Charter was adopted by the Board of Directors (the “Board”) of Santarus, Inc. (the “Company”) on February 20, 2004.

I.	Purpose

      The purpose of the Audit Committee (the “Committee”) is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company on behalf of the Board and report the results of its activities to the Board.

      In addition to the powers and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time consistent with the Company’s bylaws. The powers and responsibilities delegated by the Board to the Committee in this Charter or otherwise shall be exercised and carried out by the Committee as it deems appropriate without requirement of Board approval, and any decision made by the Committee (including any decision to exercise or refrain from exercising any of the powers delegated to the Committee hereunder) shall be at the Committee’s sole discretion. While acting within the scope of the powers and responsibilities delegated to it, the Committee shall have and may exercise all the powers and authority of the Board. To the fullest extent permitted by law, the Committee shall have the power to determine which matters are within the scope of the powers and responsibilities delegated to it.

      Notwithstanding the foregoing, the Committee’s responsibilities are limited to oversight. Management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements as well as the Company’s financial reporting process, accounting policies, internal audit function (if any), internal accounting controls and disclosure controls and procedures. The independent auditor is responsible for performing an audit of the Company’s annual financial statements, expressing an opinion as to the conformity of such annual financial statements with generally accepted accounting principles and reviewing the Company’s quarterly financial statements. It is not the responsibility of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosure are complete and accurate and in accordance with generally accepted accounting principles and applicable laws, rules and regulations. Each member of the Committee shall be entitled to rely on the integrity of those persons within the Company and of the professionals and experts (including the Company’s internal auditor (or others responsible for the internal audit function, including contracted non-employee or audit or accounting firms engaged to provide internal audit services) (the “internal auditor”), if any, and the Company’s independent auditor) from which the Committee receives information and, absent actual knowledge to the contrary, the accuracy of the financial and other information provided to the Committee by such persons, professionals or experts.

      Further, auditing literature, particularly Statement of Accounting Standards No. 100, discusses the objectives of a “review,” including a particular set of required procedures to be undertaken by independent auditors. The members of the Committee are not independent auditors, and the term “review” as used in this Charter is not intended to have that meaning and should not be interpreted to suggest that the Committee members can or should follow the procedures required of auditors performing reviews of financial statements.

II.	Membership

      The Committee shall consist of at least three members of the Board; provided, that if at any time there is a vacancy on the Committee and the remaining members meet all membership requirements, then the Committee may consist of two members until the earlier of the Company’s next annual stockholders meeting or one year from the occurrence of the vacancy. Each Committee member must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. Members of the Committee are not required to be engaged in the accounting and auditing profession and, consequently, some members may not be expert in financial matters, or in matters involving auditing or accounting. However, at least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. In addition, either at least one member of the Committee shall be an “audit committee financial expert” within the definition adopted by the Securities and Exchange Commission (the “SEC”) or the Company shall disclose in its periodic reports required pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”) the reasons why at least one member of the Committee is not an “audit committee financial expert.” Each Committee member shall satisfy the independence requirements of the Nasdaq Stock Market and Rule 10A-3(b)(1) under the Exchange Act; provided, that if a member of the Committee ceases to be independent for reasons outside the member’s reasonable control, then the member may remain on the Committee until the earlier of the Company’s next annual stockholders meeting or one year from the occurrence of the event that caused the member to cease to be independent.

      The members of the Committee, including the Chair of the Committee, shall be appointed by the Board on the recommendation of the Nominating/ Corporate Governance Committee. Committee members may be removed from the Committee, with or without cause, by the Board.

III.	Meetings and Procedures

      The Chair (or in his or her absence, a member designated by the Chair) shall preside at each meeting of the Committee and set the agendas for Committee meetings. The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are not inconsistent with any provisions of the Company’s bylaws that are applicable to the Committee.

      The Committee shall meet at least once during each fiscal quarter and more frequently as the Committee deems desirable. The Committee shall meet separately, periodically, with management, with the internal auditor, if any, and with the independent auditor.

      The Committee may, in its discretion, invite other directors of the Company, members of the Company’s management, representatives of the independent auditor, the internal auditor, if any, any other financial personnel employed or retained by the Company or any other persons whose presence the Committee believes to be desirable and appropriate to attend and observe meetings of the Committee. Such persons shall not participate in any discussion or deliberation unless invited to do so by the Committee, and in any event shall not be entitled to vote. The Committee may exclude from its meetings any person it deems appropriate, including, but not limited to, any non-management director that is not a member of the Committee.

      The Committee may retain any independent counsel, experts or advisors (accounting, financial or otherwise) that the Committee believes to be necessary or appropriate. The Committee may also utilize the services of the Company’s regular legal counsel or other advisors to the Company. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report or performing other audit, review or attest services, for payment of compensation to any advisors employed by the Committee and for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

      The Committee may conduct or authorize investigations into any matters within the scope of the powers and responsibilities delegated to the Committee.

IV.	Powers and Responsibilities

Interaction with the Independent Auditor

      1. Appointment and Oversight. The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor (including resolution of any disagreements between Company management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company, and the independent auditor shall report directly to the Committee.

      2. Pre-Approval of Services. Before the independent auditor is engaged by the Company or its subsidiaries to render audit or non-audit services, the Committee shall pre-approve the engagement. Committee pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Committee regarding the Company’s engagement of the independent auditor, provided the policies and procedures are detailed as to the particular service, the Committee is informed of each service provided and such policies and procedures do not include delegation of the Committee’s responsibilities under the Exchange Act to the Company’s management. The Committee may delegate to one or more designated members of the Committee the authority to grant pre-approvals, provided such approvals are presented to the Committee at a subsequent meeting. If the Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Committee must be informed of each non-audit service provided by the independent auditor. Committee pre-approval of non-audit services (other than review and attest services) also will not be required if such services fall within available exceptions established by the SEC.

      3. Independence of Independent Auditor. The Committee shall, at least annually, review the independence and quality control procedures of the independent auditor and the experience and qualifications of the independent auditor’s senior personnel that are providing audit services to the Company. In conducting its review:

(i) The Committee shall ensure that the independent auditor prepare and deliver, at least annually, a written statement delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard 1. The Committee shall actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that, in the view of the Committee, may impact the objectivity and independence of the independent auditor. If the Committee determines that further inquiry is advisable, the Committee shall take appropriate action in response to the independent auditor’s report to satisfy itself of the auditor’s independence.

(ii) The Committee shall review and discuss any report which may be prepared by the independent auditor describing the auditing firm’s internal quality-control procedures or any material issues raised by the most recent internal quality-control review or peer review of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, or similar matters.

(iii) The Committee shall confirm with the independent auditor that the independent auditor is in compliance with the partner rotation requirements established by the SEC.

(iv) The Committee shall, if applicable, consider whether the independent auditor’s provision of any permitted information technology services or other non-audit services to the Company is compatible with maintaining the independence of the independent auditor.

Annual Financial Statements and Annual Audit

      4. Meetings with Management and the Independent Auditor.

(i) The Committee shall meet with management, the independent auditor and the internal auditor, if any, in connection with each annual audit to discuss the scope of the audit, the procedures to be followed and the staffing of the audit.

(ii) The Committee shall review and discuss with management and the independent auditor: (A) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies; (B) any analyses prepared by management or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including analyses of the effects of alternative GAAP methods on the Company’s financial statements; and (C) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company’s financial statements.

(iii) The Committee shall review and discuss the annual audited financial statements with management and the independent auditor, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

      5. Separate Meetings with the Independent Auditor.

(i) The Committee shall review with the independent auditor any problems or difficulties the independent auditor may have encountered during the course of the audit work, including any restrictions on the scope of activities or access to required information or any significant disagreements with management and management’s responses to such matters. Among the items that the Committee should consider reviewing with the Independent Auditor are: (A) any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise); (B) any communications between the audit team and the independent auditor’s national office respecting auditing or accounting issues presented by the engagement; and (C) any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditor to the Company. The Committee shall obtain from the independent auditor assurances that Section 10A(b) of the Exchange Act has not been implicated.

(ii) The Committee shall discuss with the independent auditor the report that such auditor is required to make to the Committee regarding: (A) all accounting policies and practices to be used that the independent auditor identifies as critical; (B) all alternative treatments within GAAP for policies and practices related to material items that have been discussed among management and the independent auditor, including the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (C) all other material written communications between the independent auditor and management of the Company, such as any management letter, management representation letter, reports on observations and recommendations on internal controls, independent auditor’s engagement letter, independent auditor’s independence letter, schedule of unadjusted audit differences and a listing of adjustments and reclassifications not recorded, if any.

(iii) The Committee shall discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as then in effect.

      6. Recommendation to Include Financial Statements in Annual Report. The Committee shall, based on the review and discussions in paragraphs 4(iii) and 5(iii) above, and based on the disclosures received from the independent auditor regarding its independence and discussions with the auditor regarding such independence pursuant to subparagraph 3(i) above, determine whether to recommend to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year subject to the audit.

Quarterly Financial Statements

      7. Meetings with Management and the Independent Auditor. The Committee shall review and discuss the quarterly financial statements with management, the independent auditor and the internal auditor, if any, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Internal Audit

      8. Appointment. The Committee shall appoint an internal auditor if and when it deems it appropriate to do so and shall thereafter review the appointment and replacement of the internal auditor.

      9. Separate Meetings with the Internal Auditor. The Committee shall meet periodically with the Company’s internal auditor, if any, to discuss the responsibilities, budget and staffing of the Company’s internal audit function and any issues that the internal auditor believes warrant audit committee attention. The Committee shall discuss with the internal auditor, if any, any significant reports to management prepared by the internal auditor and any responses from management.

Certification Disclosures and Reports of Legal Counsel

      10. Discussion of Certification Disclosures. The Committee shall discuss any disclosures made to the Committee by the Company’s Chief Executive Officer or Chief Financial Officer during their certification process for the Form 10-K and Form 10-Q regarding: (i) any significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data and any material weaknesses in internal controls identified to the independent auditor; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls.

      11. Reports from Legal Counsel. If reported to the Committee by any attorney employed by or performing legal services for the Company, the Committee shall consider any evidence of a material violation of securities law or breach of fiduciary duty or similar violation by the Company or any agent of the Company.

Other Powers and Responsibilities

      12. The Committee shall discuss with management and the independent auditor the Company’s earnings press releases (with particular focus on any “pro forma” or “adjusted” non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies. The Committee’s discussion in this regard may be general in nature (i.e., discussion of the types of information to be disclosed and the type of presentation to be made) and need not take place in advance of each earnings release or each instance in which the Company may provide earnings guidance.

      13. The Committee shall review all related party transactions on an ongoing basis and all such transactions must be approved by the Committee.

      14. The Committee shall discuss with management and the independent auditor any correspondence from or with regulators or governmental agencies, any employee complaints or any published reports that raise material issues regarding the Company’s financial statements, financial reporting process, accounting policies or internal audit function.

      15. The Committee shall discuss with the Company’s internal counsel or outside counsel any legal matters brought to the Committee’s attention that could reasonably be expected to have a material impact on the Company’s financial statements.

      16. The Committee shall request assurances from management, the independent auditor and the Company’s internal auditor, if any, that the Company’s foreign subsidiaries and foreign affiliated entities, if any, are in conformity with applicable legal requirements, including disclosure of affiliated party transactions.

      17. The Committee shall discuss with management the Company’s policies with respect to risk assessment and risk management. The Committee shall discuss with management the Company’s significant financial risk exposures and the actions management has taken to limit, monitor or control such exposures.

      18. The Committee shall set clear hiring policies for employees or former employees of the Company’s independent auditor.

      19. The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters. The Committee shall also establish procedures for the confidential and anonymous submission by employees regarding questionable accounting or auditing matters.

      20. The Committee shall provide the Company with the report of the Committee with respect to the audited financial statements required by Item 306 of Reg. S-K, for inclusion in each of the Company’s annual proxy statements.

      21. The Committee, through its Chair, shall report regularly to, and review with, the Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditor, the performance of the Company’s internal audit function or any other matter the Committee determines is necessary or advisable to report to the Board.

      22. The Committee shall, at least annually, consider and discuss with management and the independent auditor the Company’s Code of Ethics and the procedures in place to enforce the Code of Ethics. The Committee shall also consider and discuss and, as appropriate, grant requested waivers from the Code of Ethics brought to the attention of the Committee, though the Committee may defer any decision with respect to any waiver to the Board.

      23. The Committee shall at least annually perform an evaluation of the performance of the Committee and its members, including a review of the Committee’s compliance with this Charter.

      24. The Committee shall at least annually review and reassess this Charter and submit any recommended changes to the Board for its consideration.

Annex B

NOMINATING/CORPORATE GOVERNANCE COMMITTEE CHARTER

of the Nominating/Corporate Governance Committee
of Santarus, Inc.

      This Nominating/ Corporate Governance Committee Charter was adopted by the Board of Directors (the “Board”) of Santarus, Inc. (the “Company”) on February 20, 2004.

I.	Purpose

      The purpose of the Nominating/ Corporate Governance Committee (the “Committee”) of the Board is to assist the Board in discharging the Board’s responsibilities regarding:

(a) the identification of qualified candidates to become Board members;

(b) the selection of nominees for election as directors at the next annual meeting of stockholders (or special meeting of stockholders at which directors are to be elected);

(c) the selection of candidates to fill any vacancies on the Board;

(d) the development and recommendation to the Board of a set of corporate governance guidelines and principles applicable to the Company (the “Corporate Governance Guidelines”); and

(e) oversight of the evaluation of the board.

      In addition to the powers and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time consistent with the Company’s bylaws. The powers and responsibilities delegated by the Board to the Committee in this Charter or otherwise shall be exercised and carried out by the Committee as it deems appropriate without requirement of Board approval, and any decision made by the Committee (including any decision to exercise or refrain from exercising any of the powers delegated to the Committee hereunder) shall be at the Committee’s sole discretion. While acting within the scope of the powers and responsibilities delegated to it, the Committee shall have and may exercise all the powers and authority of the Board. To the fullest extent permitted by law, the Committee shall have the power to determine which matters are within the scope of the powers and responsibilities delegated to it.

II.	Membership

      The Committee shall be composed of three or more directors, as determined by the Board, each of whom (a) satisfies the independence requirements of the Nasdaq Stock Market, and (b) has experience, in the business judgment of the Board, that would be helpful in addressing the matters delegated to the Committee.

      The members of the Committee, including the Chair of the Committee, shall be appointed by the Board. Committee members may be removed from the Committee, with or without cause, by the Board.

III.	Meetings and Procedures

      The Chair (or in his or her absence, a member designated by the Chair) shall preside at each meeting of the Committee and set the agendas for Committee meetings. The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are not inconsistent with the provisions of the Company’s bylaws that are applicable to the Committee.

      The Committee shall meet on a regularly scheduled basis at least two times per year and more frequently as the Committee deems necessary or desirable.

      The Committee may, in its discretion, invite other directors of the Company, members of the Company’s management or any other person whose presence the Committee believes to be desirable and appropriate to attend and observe meetings of the Committee. Such persons shall not participate in any discussion or deliberation unless invited to do so by the Committee, and in any event shall not be entitled to vote. The Committee may exclude from its meetings any person it deems appropriate, including, but not limited to, any non-management director that is not a member of the Committee.

      The Committee may retain any independent counsel, experts or advisors that the Committee believes to be desirable and appropriate. The Committee may also use the services of the Company’s regular legal counsel or other advisors to the Company. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to any such persons employed by the Committee and for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. The Committee shall have sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve such search firm’s fees and other retention terms.

      The Chair shall report to the Board regarding the activities of the Committee at appropriate times and as otherwise requested by the Chairman of the Board.

IV.	Duties and Responsibilities

      1. (a) At an appropriate time prior to each annual meeting of stockholders at which directors are to be elected or reelected, the Committee shall recommend to the Board for nomination by the Board such candidates as the Committee, in the exercise of its judgment, has found to be well qualified and willing and available to serve.

      (b) At an appropriate time after a vacancy arises on the Board or a director advises the Board of his or her intention to resign, the Committee shall recommend to the Board for appointment by the Board to fill such vacancy, such prospective member of the Board as the Committee, in the exercise of its judgment, has found to be well qualified and willing and available to serve.

      (c) For purposes of (a) and (b) above, the Committee may consider the following criteria, among others the Committee shall deem appropriate, in recommending candidates for election to the Board:

(i) personal and professional integrity, ethics and values;

(ii) experience in corporate management, such as serving as an officer or former officer of a publicly held company;

(iii) experience in the Company’s industry and with relevant social policy concerns;

(iv) experience as a board member of another publicly held company;

(v) diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other board members; and

(vi) practical and mature business judgment.

      (d) Until such time as the Company’s capital stock is listed on the Nasdaq Stock Market, the foregoing notwithstanding, if the Company is subject to a binding obligation that requires a director nomination structure inconsistent with the foregoing, and such obligation pre-dates November 4, 2003, then the nomination or appointment of such directors shall be governed by such requirements.

      2. The Committee shall, at least annually, review the performance of each current director and shall consider the results of such evaluation when determining whether or not to recommend the nomination of such director for an additional term.

      3. In appropriate circumstances, the Committee, in its discretion, shall consider and may recommend the removal of a director for cause, in accordance with the applicable provisions of the Company’s certificate of incorporation, bylaws and Corporate Governance Guidelines.

      4. The Committee shall oversee the Board in the Board’s annual review of its performance (including its composition and organization), and will make appropriate recommendations to improve performance.

      5. The Committee shall develop and recommend to the Board the Corporate Governance Guidelines.

      6. The Committee shall develop and recommend to the Board a policy regarding the consideration of director candidates recommended by the Company’s security holders and procedures for submission by security holders of director nominee recommendations.

      7. The Committee shall evaluate its own performance on an annual basis, including its compliance with this Charter, and provide the Board with any recommendations for changes in procedures or policies governing the Committee. The Committee shall conduct such evaluation and review in such manner as it deems appropriate.

      8. The Committee shall periodically report to the Board on its findings and actions.

      9. The Committee shall review and reassess this Charter at least annually and submit any recommended changes to the Board for its consideration.

V.	Delegation of Duties

      In fulfilling its responsibilities, the Committee shall be entitled to delegate any or all of its responsibilities to a subcommittee of the Committee, to the extent consistent with the Company’s certificate of incorporation, bylaws, Corporate Governance Guidelines and applicable law and rules of markets in which the Company’s securities then trade.

Annex C

SANTARUS, INC.

AMENDED AND RESTATED 2004 EQUITY INCENTIVE AWARD PLAN

ARTICLE 1

PURPOSE

      1.1     General. The purpose of the Santarus, Inc. Amended and Restated 2004 Equity Incentive Award Plan (the “Plan”) is to promote the success and enhance the value of Santarus, Inc. (the “Company”) by linking the personal interests of the members of the Board, employees, consultants, officers, and executives of the Company and any Subsidiary, to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, employees, consultants, officers, and executives of the Company upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.

ARTICLE 2

DEFINITIONS AND CONSTRUCTION

      2.1     Definitions. The following words and phrases shall have the following meanings:

(a) “Award” means an Option, a Restricted Stock award, a Stock Appreciation Right award, a Performance Share award, a Dividend Equivalents award, a Stock Payment award, a Deferred Stock award, or a Performance-Based Award granted to a Participant pursuant to the Plan.

(b) “Award Agreement” means any written agreement, contract, or other instrument or document evidencing an Award.

(c) “Board” means the Board of Directors of the Company.

(d) “Cause” includes one or more of the following: (i) the commission of an act of fraud, embezzlement or dishonesty by a Participant that has a material adverse impact on the Company or any successor or parent or Subsidiary thereof; (ii) a conviction of, or plea of “guilty” or “no contest” to, a felony by a Participant; (iii) any unauthorized use or disclosure by a Participant of confidential information or trade secrets of the Company or any successor or parent or Subsidiary thereof that has a material adverse impact on any such entity or (iv) any other intentional misconduct by a Participant that has a material adverse impact on the Company or any successor or parent or Subsidiary thereof. However, if the term or concept of “Cause” has been defined in an agreement between a Participant and the Company or any successor or parent or Subsidiary thereof, then “Cause” shall have the definition set forth in such agreement. The foregoing definition shall not in any way preclude or restrict the right of the Company or any successor or parent or Subsidiary thereof to discharge or dismiss any Participant in the service of such entity for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of this Plan, to constitute grounds for termination for Cause.

(e) “Change of Control” means and includes each of the following:

(1) the acquisition, directly or indirectly, by any “person” or “group” (as those terms are defined in Sections 3(a)(9), 13(d) and 14(d) of the Exchange Act and the rules thereunder) of “beneficial ownership” (as determined pursuant to Rule 13d-3 under the Exchange Act) of securities entitled to vote generally in the election of directors (“voting securities”) of the

Company that represent 50% or more of the combined voting power of the Company’s then outstanding voting securities, other than:

(A) an acquisition by a trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company, or

(B) an acquisition of voting securities by the Company or a corporation owned, directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the stock of the Company;

Notwithstanding the foregoing, the following event shall not constitute an “acquisition” by any person or group for purposes of this subsection (e): an acquisition of the Company’s securities by the Company that causes the Company’s voting securities beneficially owned by a person or group to represent 50% or more of the combined voting power of the Company’s then outstanding voting securities; provided, however, that if a person or group shall become the beneficial owner of 50% or more of the combined voting power of the Company’s then outstanding voting securities by reason of share acquisitions by the Company as described above and shall, after such share acquisitions by the Company, become the beneficial owner of any additional voting securities of the Company, then such acquisition shall constitute a Change of Control; or

(2) during any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in clauses (1) or (3) of this subsection (e)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(3) the consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

(A) which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(B) after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this clause (B) as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

(4) the Company’s stockholders approve a liquidation or dissolution of the Company.

The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change of Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change of Control and any incidental matters relating thereto.

      (f) “Code” means the Internal Revenue Code of 1986, as amended.

      (g) “Committee” means the committee of the Board described in Article 12.

      (h) “Covered Employee” means an Employee who is, or could be, a “covered employee” within the meaning of Section 162(m) of the Code.

      (i) “Deferred Stock” means a right to receive a specified number of shares of Stock during specified time periods pursuant to Article 8.

      (j) “Disability” means, for purposes of this Plan, that the Participant qualifies to receive long-term disability payments under the Company’s long-term disability insurance program, as it may be amended from time to time.

      (k) “Dividend Equivalents” means a right granted to a Participant pursuant to Article 8 to receive the equivalent value (in cash or Stock) of dividends paid on Stock.

      (l) “Employee” means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Subsidiary.

      (m) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

      (n) “Fair Market Value” shall mean, as of any date, the value of Stock determined as follows:

(1) If the Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the date of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(2) If the Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Stock on the date prior to the date of determination as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(3) In the absence of an established market for the Stock, the Fair Market Value thereof shall be determined in good faith by the Committee.

      (o) “Good Reason” means a Participant’s voluntary resignation following any one or more of the following that is effected without the Participant’s written consent: (i) a change in his or her position following the Change of Control that materially reduces his or her duties or responsibilities, (ii) a reduction in his or her base salary following a Change of Control, unless the base salaries of all similarly situated individuals are similarly reduced, or (iii) a relocation of such Participant’s place of employment of more than fifty (50) miles following a Change of Control. However, if the term or concept of “Good Reason” has been defined in an agreement between a Participant and the Company or any successor or parent or Subsidiary thereof, then “Good Reason” shall have the definition set forth in such agreement.

      (p) “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

      (q) “Non-Employee Director” means a member of the Board who qualifies as a “Non-Employee Director” as defined in Rule 16b-3(b)(3) of the Exchange Act, or any successor definition adopted by the Board.

      (r) “Non-Qualified Stock Option” means an Option that is not intended to be an Incentive Stock Option.

      (s) “Option” means a right granted to a Participant pursuant to Article 5 of the Plan to purchase a specified number of shares of Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

      (t) “Participant” means a person who, as a member of the Board, consultant to the Company or any Subsidiary or Employee, has been granted an Award pursuant to the Plan.

      (u) “Performance-Based Award” means an Award granted to selected Covered Employees pursuant to Articles 6 and 8, but which is subject to the terms and conditions set forth in Article 9. All Performance-Based Awards are intended to qualify as Qualified Performance-Based Compensation.

      (v) “Performance Criteria” means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: net earnings (either before or after interest, taxes, depreciation and amortization), net losses, sales or revenue, operating earnings, operating cash flow, return on net assets, return on stockholders’ equity, return on assets, return on capital, stockholder returns, gross or net profit margin, earnings per share, price per share of Stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

      (w) “Performance Goals” means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Committee, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

      (x) “Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance-Based Award.

      (y) “Performance Share” means a right granted to a Participant pursuant to Article 8, to receive cash, Stock, or other Awards, the payment of which is contingent upon achieving certain performance goals established by the Committee.

      (z) “Plan” means this Santarus, Inc. Amended and Restated 2004 Equity Incentive Award Plan, as it may be amended from time to time.

      (aa) “Public Trading Date” means the first date upon which Stock is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system.

      (bb) “Qualified Performance-Based Compensation” means any compensation that is intended to qualify as “qualified performance-based compensation” as described in Section 162(m)(4)(C) of the Code.

      (cc) “Restricted Stock” means Stock awarded to a Participant pursuant to Article 6 that is subject to certain restrictions and to risk of forfeiture.

      (dd) “Stock” means the common stock of the Company and such other securities of the Company that may be substituted for Stock pursuant to Article 11.

      (ee) “Stock Appreciation Right” or “SAR” means a right granted pursuant to Article 7 to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Stock on the date the SAR is exercised over the Fair Market Value on the date the SAR was granted as set forth in the applicable Award Agreement.

      (ff) “Stock Payment” means (a) a payment in the form of shares of Stock, or (b) an option or other right to purchase shares of Stock, as part of any bonus, deferred compensation or other arrangement, made in lieu of all or any portion of the compensation, granted pursuant to Article 8.

      (gg) “Subsidiary” means any corporation or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

ARTICLE 3

SHARES SUBJECT TO THE PLAN

      3.1     Number of Shares.

(a) Subject to Article 11, the aggregate number of shares of Stock which may be issued or transferred pursuant to Awards under the Plan shall be the sum of (i) 3,500,000 shares; (ii) the number of shares of Stock remaining available for issuance and not subject to options granted under the Santarus, Inc. 1998 Stock Option Plan (the “Existing Plan”) as of the Public Trading Date and (iii) with respect to options granted under the Existing Plan before the Public Trading Date that expire or are canceled without having been exercised in full or shares of Stock that are repurchased pursuant to the terms of options granted under the Existing Plan, the number of shares of Common Stock subject to each such option as to which such option or award was not exercised prior to its expiration or cancellation or which are repurchased by the Company. The aggregate number of shares of Stock authorized for issuance under the Existing Plan was 4,171,428 shares (giving effect to the Company’s 1-for-3.5 reverse stock split effected prior to the Company’s initial public offering) and, accordingly, the total number of shares of Stock under clauses (ii) and (iii) in the preceding sentence shall not exceed 4,171,428 shares. In addition to the foregoing, subject to Article 11, commencing on the first day of the Company’s 2005 fiscal year and on the first day of each fiscal year thereafter during the term of the Plan, the number of shares of Stock which may be issued or transferred pursuant to Awards under the Plan shall be increased by that number of shares of Stock equal to the least of (i) five percent (5%) of the Company’s outstanding shares on such date, (ii) 2,500,000 shares, or (iii) a lesser amount determined by the Board. The Company’s fiscal year is the calendar year and, accordingly, the number of shares of Stock which may be issued or transferred pursuant to Awards under the Plan shall be subject to increase under the preceding sentence only on January 1, 2005 and on each subsequent January 1 through and including January 1, 2014. The payment of Dividend Equivalents in conjunction with any outstanding Awards shall not be counted against the shares available for issuance under the Plan.

(b) To the extent that an Award terminates, expires, or lapses for any reason, any shares of Stock subject to the Award shall again be available for the grant of an Award pursuant to the Plan. Additionally, any shares of Stock tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any Award shall again be available for the grant of an Award pursuant to the Plan. To the extent permitted by applicable law or any exchange rule, shares of Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Subsidiary shall not be counted against shares of Stock available for grant pursuant to this Plan.

(c) Notwithstanding the provisions of this Section 3.1 no shares of Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an Incentive Stock Option under Code Section 422.

      3.2     Stock Distributed. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

      3.3     Limitation on Number of Shares Subject to Awards. Notwithstanding any provision in the Plan to the contrary, and subject to Article 11, the maximum number of shares of Stock with respect to one or more Awards that may be granted to any one Participant during a calendar year shall be 2,000,000.

ARTICLE 4

ELIGIBILITY AND PARTICIPATION

      4.1     Eligibility.

(a) General. Persons eligible to participate in this Plan include Employees, consultants to the Company or any Subsidiary and all members of the Board, as determined by the Committee.

(b) Foreign Participants. In order to assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements, or alternative versions shall increase the share limitations contained in Sections 3.1 and 3.3 of the Plan.

      4.2     Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from among all eligible individuals, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No individual shall have any right to be granted an Award pursuant to this Plan.

ARTICLE 5

STOCK OPTIONS

      5.1     General. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a) Exercise Price. The exercise price per share of Stock subject to an Option shall be determined by the Committee and set forth in the Award Agreement; provided that the exercise price for any Option shall not be less than par value of a share of Stock on the date of grant.

(b) Time And Conditions Of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, provided that the term of any Option granted under the Plan shall not exceed ten years, and provided further, that in the case of a Non-Qualified Stock Option, such Option shall be exercisable for one year after the date of the Participant’s death. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

(c) Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, promissory note bearing interest at no less than such rate as shall then preclude the imputation of interest under the Code, shares of Stock held for longer than six months having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof, or other property acceptable to the Committee (including through the delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided that payment of such proceeds is then made to the Company upon settlement of such sale), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a member of the Board or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to pay the exercise price of an Option in any method which would violate Section 13(k).

(d) Evidence Of Grant. All Options shall be evidenced by a written Award Agreement between the Company and the Participant. The Award Agreement shall include such additional provisions as may be specified by the Committee.

      5.2     Incentive Stock Options. Incentive Stock Options shall be granted only to Employees who are employed by the Company or a subsidiary corporation within the meaning of Code Section 424(f) and the terms of any Incentive Stock Options granted pursuant to the Plan must comply with the following additional provisions of this Section 5.2:

(a) Exercise Price. The exercise price per share of Stock shall be set by the Committee, provided that the exercise price for any Incentive Stock Option shall not be less than 100% of the Fair Market Value on the date of grant.

(b) Expiration Of Option. An Incentive Stock Option may not be exercised to any extent by anyone after the first to occur of the following events:

(1) Ten years from the date it is granted, unless an earlier time is set in the Award Agreement.

(2) One year after the date of the Participant’s termination of employment or service on account of Disability or death, unless in the case of death a shorter or longer period is designated in the Award Agreement. Upon the Participant’s Disability or death, any Incentive Stock Options exercisable at the Participant’s Disability or death may be exercised by the Participant’s legal representative or representatives, by the person or persons entitled to do so pursuant to the Participant’s last will and testament, or, if the Participant fails to make testamentary disposition of such Incentive Stock Option or dies intestate, by the person or persons entitled to receive the Incentive Stock Option pursuant to the applicable laws of descent and distribution.

(c) Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

(d) Ten Percent Owners. An Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations (within the meaning of Code Sections 424(e) and (f)) only if such Option is granted at a price that is not less than 110% of Fair Market Value on the date of grant and the Option is exercisable for no more than five years from the date of grant.

(e) Transfer Restriction. The Participant shall give the Company prompt notice of any disposition of shares of Stock acquired by exercise of an Incentive Stock Option within (1) two years from the date of grant of such Incentive Stock Option or (2) one year after the transfer of such shares of Stock to the Participant.

(f) Expiration Of Incentive Stock Options. No Award of an Incentive Stock Option may be made pursuant to this Plan after the Expiration Date (as defined in Section 13.2).

(g) Right To Exercise. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant.

ARTICLE 6

RESTRICTED STOCK AWARDS

      6.1     Grant of Restricted Stock. The Committee is authorized to make Awards of Restricted Stock to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. All Awards of Restricted Stock shall be evidenced by a written Restricted Stock Award Agreement.

      6.2     Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

      6.3     Forfeiture. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that the Committee may provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

      6.4     Certificates For Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

ARTICLE 7

STOCK APPRECIATION RIGHTS

      7.1     Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted to any Participant selected by the Committee. A Stock Appreciation Right may be granted (a) in connection and simultaneously with the grant of an Option, (b) with respect to a previously granted Option, or (c) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement.

      7.2     Coupled Stock Appreciation Rights.

(a) A Coupled Stock Appreciation Right (“CSAR”) shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

(b) A CSAR may be granted to a Participant for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

(c) A CSAR shall entitle the Participant (or other person entitled to exercise the Option pursuant to the Plan) to surrender to the Company unexercised a portion of the Option to which the

CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Stock on the date of exercise of the CSAR by the number of shares of Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Committee may impose.

      7.3     Independent Stock Appreciation Rights.

(a) An Independent Stock Appreciation Right (“ISAR”) shall be unrelated to any Option and shall have a term set by the Committee. An ISAR shall be exercisable in such installments as the Committee may determine. An ISAR shall cover such number of shares of Stock as the Committee may determine. The exercise price per share of Stock subject to each ISAR shall be set by the Committee; provided, however, that, the Committee in its sole and absolute discretion may provide that the ISAR may be exercised subsequent to a termination of employment or service, as applicable, or following a Change of Control of the Company, or because of the Participant’s retirement, death or disability, or otherwise.

(b) An ISAR shall entitle the Participant (or other person entitled to exercise the ISAR pursuant to the Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Stock on the date of exercise of the ISAR by the number of shares of Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Committee may impose.

      7.4     Payment and Limitations on Exercise.

(a) Payment of the amounts determined under Section 7.2(c) and 7.3(b) above shall be in cash, in Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee.

(b) To the extent any payment under Section 7.2(c) or 7.3(b) is effected in Stock it shall be made subject to satisfaction of all provisions of Article 5 above pertaining to Options.

ARTICLE 8

OTHER TYPES OF AWARDS

      8.1     Performance Share Awards. Any Participant selected by the Committee may be granted one or more Performance Share awards which may be denominated in a number of shares of Stock or in a dollar value of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

      8.2     Dividend Equivalents.

(a) Any Participant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on the shares of Stock that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.

(b) Dividend Equivalents granted with respect to Options or SARs that are intended to be Qualified Performance-Based Compensation shall be payable, with respect to pre-exercise periods, regardless of whether such Option or SAR is subsequently exercised.

      8.3     Stock Payments. Any Participant selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee. The number of shares shall be determined by the Committee and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

      8.4     Deferred Stock. Any Participant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Participant awarded Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Deferred Stock Award has vested and the Stock underlying the Deferred Stock Award has been issued.

      8.5     Term. The term of any Award of Performance Shares, Dividend Equivalents, Stock Payments or Deferred Stock shall be set by the Committee in its discretion.

      8.6     Exercise or Purchase Price. The Committee may establish the exercise or purchase price of any Award of Performance Shares, Deferred Stock or Stock Payments; provided, however, that such price shall not be less than the par value of a share of Stock, unless otherwise permitted by applicable state law.

      8.7     Exercise Upon Termination of Employment or Service. An Award of Performance Shares, Dividend Equivalents, Deferred Stock and Stock Payments shall only be exercisable or payable while the Participant is an Employee, consultant to the Company or a member of the Board, as applicable; provided, however, that the Committee in its sole and absolute discretion may provide that an Award of Performance Shares, Dividend Equivalents, Stock Payments or Deferred Stock may be exercised or paid subsequent to a termination of employment or service, as applicable, or following a Change of Control of the Company, or because of the Participant’s retirement, death or disability, or otherwise; provided, however, that any such provision with respect to Performance Shares shall be subject to the requirements of Section 162(m) of the Code that apply to Qualified Performance-Based Compensation.

      8.8     Form of Payment. Payments with respect to any Awards granted under this Article 8 shall be made in cash, in Stock or a combination of both, as determined by the Committee.

      8.9     Award Agreement. All Awards under this Article 8 shall be subject to such additional terms and conditions as determined by the Committee and shall be evidenced by a written Award Agreement.

ARTICLE 9

PERFORMANCE-BASED AWARDS

      9.1     Purpose. The purpose of this Article 9 is to provide the Committee the ability to qualify Awards other than Options and SARs and that are granted pursuant to Articles 6 and 8 as Qualified Performance-Based Compensation. If the Committee, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Article 9 shall control over any contrary provision contained in Articles 6 or 8; provided, however, that the Committee may in its discretion grant Awards to Covered Employees that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 9.

      9.2     Applicability. This Article 9 shall apply only to those Covered Employees selected by the Committee to receive Performance-Based Awards. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent

Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

      9.3     Procedures With Respect to Performance-Based Awards. To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles 6 and 8 which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Covered Employees, (ii) select the Performance Criteria applicable to the Performance Period, (iii) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (iv) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned by a Covered Employee, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

      9.4     Payment of Performance-Based Awards. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company or a Subsidiary on the day a Performance-Based Award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved. In determining the amount earned under a Performance-Based Award, the Committee may reduce or eliminate the amount of the Performance-Based Award earned for the Performance Period, if in its sole and absolute discretion, such reduction or elimination is appropriate.

      9.5     Additional Limitations. Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute Qualified Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

ARTICLE 10

PROVISIONS APPLICABLE TO AWARDS

      10.1     Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

      10.2     Award Agreement. Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include the term of an Award, the provisions applicable in the event the Participant’s employment or service terminates, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.

      10.3     Limits on Transfer. No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. Except as otherwise provided by the Committee, no Award shall be assigned, transferred, or otherwise disposed of by a Participant other than by will or the laws of descent and distribution. The Committee by express provision in the Award or an amendment thereto may permit an Award (other than an Incentive Stock Option) to be transferred to, exercised by and paid to certain persons or entities related to the Participant, including but not limited to members of the Participant’s family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant’s family and/or charitable institutions, or to such other persons or entities as may be expressly approved by the Committee, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer may be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes (or to a “blind trust” in connection with the Participant’s termination of employment or service with the Company or a Subsidiary to assume a position with a governmental, charitable, educational or similar non-profit institution) and on a basis consistent with the Company’s lawful issue of securities.

      10.4     Beneficiaries. Notwithstanding Section 10.3, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his beneficiary with respect to more than 50% of the Participant’s interest in the Award shall not be effective without the prior written consent of the Participant’s spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

      10.5     Stock Certificates. Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed or traded. All Stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Committee shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Committee.

ARTICLE 11

CHANGES IN CAPITAL STRUCTURE

      11.1     Adjustments. In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Stock or the share price of the Stock, the Committee shall make such proportionate adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such change with respect to (i) the aggregate number and type of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 3.3); (ii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and

(iii) the grant or exercise price per share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended as Qualified Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code.

      11.2     Effect of a Change of Control When Awards Are Not Assumed. If a Change of Control occurs and a Participant’s Awards are not assumed by the surviving or successor entity or its parent or Subsidiary and such successor does not substitute substantially similar awards for those outstanding under the Plan, such Awards shall become fully exercisable and/or payable as applicable, and all forfeiture restrictions on such Awards shall lapse. Upon, or in anticipation of, a Change of Control, the Committee may cause any and all Awards outstanding hereunder to terminate at a specific time in the future and shall give each Participant the right to exercise such Awards during a period of time as the Committee, in its sole and absolute discretion, shall determine. The Committee shall have sole discretion to determine whether an Award has been assumed by the surviving or successor entity or its parent or Subsidiary or whether such successor has substituted substantially similar awards for those outstanding under the Plan in connection with a Change of Control.

      11.3     Effect of Change of Control When Awards Are Assumed; Termination Following Change of Control.

(a) In the event of a Change of Control where a Participant’s Awards are assumed by the surviving or successor entity or its parent or Subsidiary or such successor substitutes substantially similar awards for those outstanding under the Plan, then fifty percent (50%) of such Participant’s unvested Awards shall become fully exercisable and/or payable as applicable, and all forfeiture restrictions on such Awards shall lapse, immediately prior to such Change of Control.

(b) In the event of a Change of Control where a Participant’s Awards are assumed by the surviving or successor entity or its parent or Subsidiary or such successor substitutes substantially similar awards for those outstanding under the Plan, if within twelve (12) months following such Change of Control (i) the Participant’s employment or service with the surviving or successor entity or its parent or Subsidiary is terminated without Cause or (ii) such Participant voluntarily terminates such Participant’s employment or service with Good Reason, then such Participant’s remaining unvested Awards (including any substituted awards) shall become fully exercisable and/or payable as applicable, and all forfeiture restrictions on such Awards (including any substituted awards) shall lapse, on the date of termination. Such Awards (including any substituted awards) shall remain exercisable, as applicable, until the earlier of the expiration date of the Award or three (3) months following such Participant’s cessation of employment or service.

      11.4     Outstanding Awards — Certain Mergers. Subject to any required action by the stockholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Stock receive securities of another corporation), each Award outstanding on the date of such merger or consolidation shall pertain to and apply to the securities that a holder of the number of shares of Stock subject to such Award would have received in such merger or consolidation.

      11.5     Outstanding Awards — Other Changes. In the event of any other change in the capitalization of the Company or corporate change other than those specifically referred to in this Article 11, the Committee may, in its absolute discretion, make such adjustments in the number and class of shares subject to Awards outstanding on the date on which such change occurs and in the per share grant or exercise price of each Award as the Committee may consider appropriate to prevent dilution or enlargement of rights.

      11.6     No Other Rights. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Committee under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the grant or exercise price of any Award.

ARTICLE 12

ADMINISTRATION

      12.1     Committee. Unless and until the Board delegates administration to a Committee as set forth below, the Plan shall be administered by the Board. The Board may delegate administration of the Plan to a Committee or Committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Notwithstanding the foregoing, however, from and after the Public Trading Date, a Committee of the Board shall administer the Plan and the Committee shall consist solely of two or more members of the Board each of whom is both an “outside director,” within the meaning of Section 162(m) of the Code, and a Non-Employee Director. Within the scope of such authority, the Board or the Committee may (i) delegate to a committee of one or more members of the Board who are not “outside directors,” within the meaning of Section 162(m) of the Code the authority to grant awards under the Plan to eligible persons who are either (1) not then “covered employees,” within the meaning of Section 162(m) of the Code and are not expected to be “covered employees” at the time of recognition of income resulting from such award or (2) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or (ii) delegate to a committee of one or more members of the Board who are not Non-Employee Directors, the authority to grant awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act. The Board may abolish the Committee at any time and/or revest in the Board the administration of the Plan. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may only be filled by the Board.

      12.2     Action by the Committee. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by a majority of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

      12.3     Authority of Committee. Subject to any specific designation in the Plan, the Committee has the exclusive power, authority and discretion to:

(a) Designate Participants to receive Awards;

(b) Determine the type or types of Awards to be granted to each Participant;

(c) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

(d) Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any reload provision, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the

Committee in its sole discretion determines; provided, however, that the Committee shall not have the authority to accelerate the vesting or waive the forfeiture of any Performance-Based Awards;

(e) Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(g) Decide all other matters that must be determined in connection with an Award;

(h) Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(i) Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement; and

(j) Make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan.

      12.4     Decisions Binding. The Committee’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

ARTICLE 13

EFFECTIVE AND EXPIRATION DATE

      13.1     Effective Date. The Plan is effective as of the date the Plan is approved by the Company’s stockholders. The Plan will be deemed to be approved by the stockholders if it receives the affirmative vote of the holders of a majority of the shares of stock of the Company present or represented and entitled to vote at a meeting duly held in accordance with the applicable provisions of the Company’s Bylaws.

      13.2     Expiration Date. The Plan will expire on, and no Award may be granted pursuant to the Plan after, January 28, 2014 (the “Expiration Date”). Any Awards that are outstanding on the Expiration Date shall remain in force according to the terms of the Plan and the applicable Award Agreement. Each Award Agreement shall provide that it will expire on the tenth anniversary of the date of grant of the Award to which it relates.

ARTICLE 14

AMENDMENT, MODIFICATION, AND TERMINATION

      14.1     Amendment, Modification, and Termination. With the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan; provided, however, that (i) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (ii) shareholder approval is required for any amendment to the Plan that (A) increases the number of shares available under the Plan (other than any adjustment as provided by Article 11), (B) permits the Committee to grant Options with an exercise price that is below Fair Market Value on the date of grant, or (C) permits the Committee to extend the exercise period for an Option beyond ten years from the date of grant.

      14.2     Awards Previously Granted. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted pursuant to the Plan without the prior written consent of the Participant.

ARTICLE 15

GENERAL PROVISIONS

      15.1     No Rights to Awards. No Participant, employee, or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Committee is obligated to treat Participants, employees, and other persons uniformly.

      15.2     No Stockholders Rights. No Award gives the Participant any of the rights of a stockholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.

      15.3     Withholding. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan. The Committee may in its discretion and in satisfaction of the foregoing requirement allow a Participant to elect to have the Company withhold shares of Stock otherwise issuable under an Award (or allow the return of shares of Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Participant of such Award within six months after such shares of Stock were acquired by the Participant from the Company) in order to satisfy the Participant’s federal, state, local and foreign income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.

      15.4     No Right to Employment or Services. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant’s employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Subsidiary.

      15.5     Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

      15.6     Indemnification. To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her, provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

      15.7     Relationship to Other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

      15.8     Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

      15.9     Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

      15.10     Fractional Shares. No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

      15.11     Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

      15.12     Government and Other Regulations. The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register pursuant to the Securities Act of 1933, as amended, any of the shares of Stock paid pursuant to the Plan. If the shares paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act of 1933, as amended, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

      15.13     Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware.

      15.14     Acceleration Upon Death or Disability. In addition, in the event of a Participant’s termination of employment on account of Disability or death, that number of Participant’s unvested Awards that would have become fully vested, exercisable and/or payable, as applicable, over the twelve (12) months following the Participant’s termination under the vesting schedules applicable to such Awards had the Participant remained continuously employed by the Company during such period shall immediately become so vested, exercisable and/or payable, as applicable, on the date of termination.

      15.15     Acceleration of Stock Awards. For purposes of this Plan, to the extent the vesting and/or exercisability of any of a Participant’s outstanding Awards shall be accelerated pursuant to this Plan or the terms of the applicable Award Agreement, if any Award had previously been partially exercised such that an unexercised portion of the Award still remains outstanding as of the date of such acceleration, the vesting acceleration provisions of this Plan or the applicable Award Agreement shall be applied to the total number of shares subject to such Award that consist of (i) then unvested exercised shares that were previously acquired upon the partial exercise of such Award, plus (ii) the remaining unexercised portion of the Award. The acceleration of vesting shall be first applied toward the unvested previously exercised shares such that no unexercised shares shall vest on an accelerated basis in accordance with the provisions of this Plan or the applicable Award Agreement unless and until all of the unvested exercised shares subject to such Award have first vested. In addition, the acceleration of vesting shall be applied to each Award individually.

Annex D

SANTARUS, INC.

AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN

      Santarus, Inc., a Delaware corporation (the “Company”), hereby adopts the Santarus, Inc. Amended and Restated Employee Stock Purchase Plan (the “Plan”), effective as of the Effective Date (as defined herein).

      1.     Purpose. The purposes of the Plan are as follows:

(a) To assist employees of the Company and its Designated Subsidiaries (as defined below) in acquiring a stock ownership interest in the Company pursuant to a plan which is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423(b) of the Internal Revenue Code of 1986, as amended.

(b) To help employees provide for their future security and to encourage them to remain in the employment of the Company and its Designated Subsidiaries.

      2.     Definitions.

(a) “Administrator” shall mean the administrator of the Plan, as determined pursuant to Section 14 hereof.

(b) “Board” shall mean the Board of Directors of the Company.

(c) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(d) “Committee” shall mean the committee appointed to administer the Plan pursuant to Section 14 hereof.

(e) “Common Stock” shall mean the common stock of the Company.

(f) “Company” shall mean Santarus, Inc., a Delaware corporation, and any successor by merger, consolidation or otherwise.

(g) “Compensation” shall mean all base straight time gross earnings and commissions, exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses, expense reimbursements, fringe benefits and other compensation.

(h) “Designated Subsidiary” shall mean any Subsidiary which has been designated by the Administrator from time to time in its sole discretion as eligible to participate in the Plan. The Administrator may designate, or terminate the designation of, a subsidiary as a Designated Subsidiary without the approval of the stockholders of the Company.

(i) “Effective Date” shall mean the date on which the Company’s Registration Statement on Form S-1 filed with respect to the Company’s initial public offering becomes effective. Such Registration Statement became effective March 31, 2004.

(j) “Eligible Employee” shall mean an Employee of the Company or a Designated Subsidiary: (i) who does not, immediately after the option is granted, own stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company, a Parent or a Subsidiary (as determined under Section 423(b)(3) of the Code); (ii) whose customary employment is for more than twenty (20) hours per week; and (iii) whose customary employment is for more than five (5) months in any calendar year. For purposes of clause (i), the rules of Section 424(d) of the Code with regard to the attribution of stock ownership shall apply in determining the stock ownership of an individual, and stock which an employee may purchase under outstanding options shall be treated as stock owned by the employee. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company or Designated Subsidiary and meeting the requirements of Treasury Regulation Section 1.421-7(h)(2). Where the period of leave exceeds ninety (90) days and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the ninety-first (91st) day of such leave.

(k) “Employee” shall mean any person who renders services to the Company or a Subsidiary in the status of an employee within the meaning of Code Section 3401(c). “Employee” shall not include any director of the Company or a Subsidiary who does not render services to the Company or a Subsidiary in the status of an employee within the meaning of Code Section 3401(c).

(l) “Enrollment Date” shall mean the first Trading Day of each Offering Period. The Enrollment Date for the first Offering Period under the Plan shall be the Effective Date.

(m) “Exercise Date” shall mean the last Trading Day of each Purchase Period.

(n) “Fair Market Value” shall mean, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date prior to the date of determination as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator; or

(iv) For purposes of the first Offering Period under the Plan, the Fair Market Value on the Enrollment Date shall be the initial price to the public as set forth in the final prospectus included within the registration statement on Form S-1 filed with the Securities and Exchange Commission for the initial public offering of the Company’s Common Stock (the “Registration Statement”).

(o) “Offering Period” shall mean subject to Section 24, each twenty-four (24) month period commencing on any December 1 or June 1 and terminating on the last Trading Day in the periods ending twenty-four (24) months later, except for the first Offering Period under the Plan, which shall commence on the Effective Date and end on November 30, 2005. The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan, but in no event may an Offering Period have a duration in excess of twenty-seven (27) months.

(p) “Parent” means any corporation, other than the Company, in an unbroken chain of corporations ending with the Company if, at the time of the determination, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(q) “Plan” shall mean this Santarus, Inc. Amended and Restated Employee Stock Purchase Plan.

(r) “Purchase Period” shall mean the approximately six (6) month period commencing after one Exercise Date and ending with the next Exercise Date, except that the first Purchase Period of any Offering Period shall commence on the Enrollment Date and end with the next Exercise Date. Notwithstanding the foregoing, the first Purchase Period with respect to the initial Offering Period under the Plan shall end on the last Trading Day on or before the next occurring December 1 following the Effective Date and such period may be more or less than six-months in duration.

(s) “Purchase Price” shall mean 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower; provided, however, that the Purchase Price may be adjusted by the Administrator pursuant to Section 19; provided, further, that the Purchase Price shall not be less than the par value of a share of Common Stock.

(t) “Subsidiary” shall mean any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company if, at the time of the determination, each of the corporations other than the last corporation in an unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(u) “Trading Day” shall mean a day on which national stock exchanges and the Nasdaq System are open for trading.

      3.     Eligibility.

(a) Any Eligible Employee who shall be employed by the Company or a Designated Subsidiary on a given Enrollment Date for an Offering Period shall be eligible to participate in the Plan during such Offering Period, subject to the requirements of Section 5 and the limitations imposed by Section 423(b) of the Code.

(b) Each person who, during the course of an Offering Period, first becomes an Eligible Employee subsequent to the Enrollment Date will be eligible to become a participant in the Plan on the first day of the first Purchase Period following the day on which such person becomes an Eligible Employee, subject to the requirements of Section 5 and the limitations imposed by Section 423(b) of the Code.

(c) No Eligible Employee shall be granted an option under the Plan which permits his rights to purchase stock under the Plan, and to purchase stock under all other employee stock purchase plans of the Company, any Parent or any Subsidiary subject to the Section 423, to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined at the time the option is granted) for each calendar year in which the option is outstanding at any time. For purpose of the limitation imposed by this subsection, the right to purchase stock under an option accrues when the option (or any portion thereof) first becomes exercisable during the calendar year, the right to purchase stock under an option accrues at the rate provided in the option, but in no case may such rate exceed $25,000 of fair market value of such stock (determined at the time such option is granted) for any one calendar year, and a right to purchase stock which has accrued under an option may not be carried over to any option. This limitation shall be applied in accordance with Section 423(b)(8) of the Code and the Treasury Regulations thereunder.

      4.     Offering Periods. Subject to Section 24, the Plan shall be implemented by consecutive, overlapping Offering Periods which shall continue until the Plan expires or is terminated in accordance with Section 20 hereof. The Administrator shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without stockholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

      5.     Participation.

(a) Each Eligible Employee who is employed by the Company or a Designated Subsidiary on the calendar day immediately preceding the Effective Date shall automatically become a participant in the Plan with respect to the first Offering Period. Each such participant shall be granted an option to purchase shares of Common Stock and shall be enrolled in such first Offering Period to the extent of twenty percent (20%) of his or her Compensation for the pay days during the first Offering Period (or, if less, the maximum amount of contributions permitted to be made by such participant for such

Offering Period by payroll deduction under the terms of this Plan). Participants wishing to purchase shares of Common Stock during the first Offering Period shall do so by making a lump sum cash payment to the Company not later than ten (10) calendar days before each Exercise Date of such Offering Period, and each such payment may be made in an amount not exceeding twenty percent (20%) of such participant’s Compensation for the pay days occurring during such Offering Period and occurring prior to such lump sum payment; provided, however, that such participant shall not be required to make such lump sum cash payments, or exercise all or any portion of such option to purchase shares of Common Stock by making such lump sum payments. Following the Effective Date, each such participant may, during the period designated from time to time by the Administrator for such purpose, elect to make such contributions (or a lesser amount of contributions) for the first Offering Period by payroll deductions in accordance with Section 6, in lieu of making contributions in such lump sum cash payments under this subsection (a), or may elect to make no contributions for such Offering Period; provided, however, that, to make contributions by payroll deductions, such participant must complete the form of subscription agreement provided by the Company for the first Offering Period under this Plan. If (i) during such Offering Period, such a participant elects to make contributions by payroll deduction, or elects to make no contributions for such Offering Period, or (ii) on or prior to the tenth (10th) calendar day before the last Exercise Date of such Offering Period, such a participant fails to make any lump sum cash payment, such participant shall be deemed to have elected not to make contributions by lump sum payment with respect to such first Offering Period. Except as described in subsection (e) below, a participant may not make contributions by lump sum payment for any Offering Period other than the first Offering Period.

(b) Following the first Offering Period, an Eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in a form acceptable to the Administrator and filing it with the Company’s payroll office fifteen (15) days (or such shorter or longer period as may be determined by the Administrator, in its sole discretion) prior to the applicable Enrollment Date.

(c) Each person who, during the course of an Offering Period, first becomes an Eligible Employee subsequent to the Enrollment Date will be eligible to become a participant in the Plan on the first day of the first Purchase Period following the day on which such person becomes an Eligible Employee. Such person may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in a form acceptable to the Administrator and filing it with the Company’s payroll office fifteen (15) days (or such shorter or longer period as may be determined by the Administrator, in its sole discretion) prior to the first day of any Purchase Period during the Offering Period in which such person becomes an Eligible Employee. The rights granted to such participant shall have the same characteristics as any rights originally granted during that Offering Period except that the first day of the Purchase Period in which such person initially participates in the Plan shall be the “Enrollment Date” for all purposes for such person, including determination of the Purchase Price.

(d) Except as provided in subsection (a), payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

(e) During a leave of absence approved by the Company or a Subsidiary and meeting the requirements of Treasury Regulation Section 1.421-7(h)(2), a participant may continue to participate in the Plan by making cash payments to the Company on each pay day equal to the amount of the participant’s payroll deductions under the Plan for the pay day immediately preceding the first day of such participant’s leave of absence. If a leave of absence is unapproved or fails to meet the requirements of Treasury Regulation Section 1.421-7(h)(2), the participant will cease automatically to participate in the Plan. In such event, the company will automatically cease to deduct the participant’s payroll under the Plan. The Company will pay to the participant his or her total payroll deductions for the Purchase Period, in cash in one lump sum (without interest), as soon as practicable after the participant ceases to participate in the Plan.

(f) A participant’s completion of a subscription agreement will enroll such participant in the Plan for each successive Purchase Period and each subsequent Offering Period on the terms contained therein until the participant either submits a new subscription agreement, withdraws from participation under the Plan as provided in Section 10 hereof or otherwise becomes ineligible to participate in the Plan.

      6.     Payroll Deductions.

(a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount from one percent (1%) to twenty percent (20%) of the Compensation which he or she receives on each pay day during the Offering Period.

(b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. Except as described in Section 5(a) hereof, a participant may not make any additional payments into such account.

(c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Administrator may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company’s receipt of the new subscription agreement (or such shorter or longer period as may be determined by the Administrator, in its sole discretion).

(d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(c) hereof, a participant’s payroll deductions may be decreased to zero percent (0%) at any time during a Purchase Period.

(e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company’s Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company’s federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant’s compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

      7.     Grant of Option. On the Enrollment Date of each Offering Period, each Eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company’s Common Stock determined by dividing such participant’s payroll deductions accumulated prior to such Exercise Date and retained in the participant’s account as of the Exercise Date by the applicable Purchase Price; provided, however, that in no event shall a participant be permitted to purchase during each Offering Period more than 20,000 shares of the Company’s Common Stock (subject to any adjustment pursuant to Section 19) and during each Purchase Period more than 5,000 shares of the Company’s Common Stock (subject to any adjustment pursuant to Section 19); and provided, further, that such purchase shall be subject to the limitations set forth in Sections 3(c) and 13 hereof. The Administrator may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of the Company’s Common Stock a participant may purchase during each Purchase Period and Offering Period. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof or otherwise becomes ineligible to participate in the Plan. The option shall expire on the last day of the Offering Period.

      8.     Exercise of Option.

(a) Unless a participant withdraws from the Plan as provided in Section 10 hereof or otherwise becomes ineligible to participate in the Plan, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to the option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant’s account which are not sufficient to purchase a full share shall be retained in the participant’s account for the subsequent Purchase Period or Offering Period. During a participant’s lifetime, a participant’s option to purchase shares hereunder is exercisable only by him or her.

(b) If the Administrator determines that, on a given Exercise Date, the number of shares with respect to which options are to be exercised may exceed (i) the number of shares of Common Stock that were available for sale under the Plan on the Enrollment Date of the applicable Offering Period, or (ii) the number of shares available for sale under the Plan on such Exercise Date, the Administrator may in its sole discretion (x) provide that the Company shall make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and continue all Offering Periods then in effect, or (y) provide that the Company shall make a pro rata allocation of the shares available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and terminate any or all Offering Periods then in effect pursuant to Section 20 hereof. The Company may make pro rata allocation of the shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company’s stockholders subsequent to such Enrollment Date. The balance of the amount credited to the account of each participant which has not been applied to the purchase of shares of stock shall be paid to such participant in one lump sum in cash as soon as reasonably practicable after the Exercise Date, without any interest thereon.

      9.     Deposit of Shares. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company may arrange for the deposit, into each participant’s account with any broker designated by the Company to administer this Plan, of the number of shares purchased upon exercise of his or her option.

      10.     Withdrawal.

(a) A participant may withdraw all but not less than all of the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in a form acceptable to the Administrator. All of the participant’s payroll deductions credited to his or her account during the Offering Period shall be paid to such participant as soon as reasonably practicable after receipt of notice of withdrawal and such participant’s option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

(b) A participant’s withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

      11.     Termination of Employment. Upon a participant’s ceasing to be an Eligible Employee, for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant’s account during the Offering Period shall be paid to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15 hereof, as soon as reasonably practicable and such participant’s option for the Offering Period shall be automatically terminated.

      12.     Interest. No interest shall accrue on the payroll deductions or lump sum contributions of a participant in the Plan.

      13.     Shares Subject to Plan.

(a) Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum number of shares of the Company’s Common Stock which shall be made available for sale under the Plan shall be 400,000 shares. In addition to the foregoing, subject to Section 19 hereof, commencing on the first day of the Company’s 2005 fiscal year and on the first day of each fiscal year thereafter during the term of the Plan, the number of shares of the Company’s Common Stock which shall be made available for sale under the Plan shall be increased by that number of shares of the Company’s Common Stock equal to the least of (i) one percent (1%) of the Company’s outstanding shares on such date, (ii) 500,000 shares, or (iii) a lesser amount determined by the Board. The Company’s fiscal year is the calendar year and, accordingly, the number of shares of the Company’s Common Stock which shall be available for sale under the Plan shall be subject to increase under the preceding sentence only on January 1, 2005 and on each subsequent January 1 through and including January 1, 2014. If any right granted under the Plan shall for any reason terminate without having been exercised, the Common Stock not purchased under such right shall again become available for issuance under the Plan. The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

(b) With respect to shares of stock subject to an option granted under the Plan, a participant shall not be deemed to be a stockholder of the Company, and the participant shall not have any of the rights or privileges of a stockholder, until such shares have been issued to the participant or his or her nominee following exercise of the participant’s option. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash securities, or other property) or distribution or other rights for which the record date occurs prior to the date of such issuance, except as otherwise expressly provided herein.

      14.     Administration.

(a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee as set forth below. The Board may delegate administration of the Plan to a Committee comprised of two or more members of the Board, each of whom is a “non-employee director” within the meaning of Rule 16b-3 which has been adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and which is otherwise constituted to comply with applicable law, and the term “Committee” shall apply to any persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Each member of the Committee shall serve for a term commencing on a date specified by the Board and continuing until the member dies or resigns or is removed from office by the Board. References in this Plan to the “Administrator” shall mean the Board unless administration is delegated to a Committee or subcommittee, in which case references in this Plan to the Administrator shall thereafter be to the Committee or subcommittee.

(b) It shall be the duty of the Administrator to conduct the general administration of the Plan in accordance with the provisions of the Plan. The Administrator shall have the power to interpret the Plan and the terms of the options and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. The Administrator at its option may utilize the services of an agent to assist in the administration of the Plan including establishing and maintaining an individual securities account under the Plan for each participant. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan.

(c) All expenses and liabilities incurred by the Administrator in connection with the administration of the Plan shall be borne by the Company. The Administrator may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Administrator, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon all participants, the Company and all other interested persons. No member of the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the options, and all members of the Board shall be fully protected by the Company in respect to any such action, determination, or interpretation.

      15.     Designation of Beneficiary.

(a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

(b) Such designation of beneficiary may be changed by the participant at any time by written notice to the Company. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

      16.     Transferability. Neither payroll deductions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

      17.     Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

      18.     Reports. Individual accounts shall be maintained for each participant in the Plan. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

      19.     Adjustments. Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.

(a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option, the maximum number of shares each participant may purchase each Purchase Period (pursuant to Section 7), as well as the price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the “New Exercise Date”), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Administrator. The New Exercise Date shall be before the date of the Company’s proposed dissolution or liquidation. The Administrator shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant’s option has been changed to the New Exercise Date and that the participant’s option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

(c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, any Purchase Periods then in progress shall be shortened by setting a New Exercise Date and any Offering Periods then in progress shall end on the New Exercise Date. The New Exercise Date shall be before the date of the Company’s proposed sale or merger. The Administrator shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant’s option has been changed to the New Exercise Date and that the participant’s option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

      20.     Amendment or Termination.

(a) The Board may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board if the Board determines that the termination of the Offering Period or the Plan is in the best interests of the Company and its stockholders. Except as provided in Section 19 and this Section 20 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant without the consent of such participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

(b) Without stockholder consent and without regard to whether any participant rights may be considered to have been “adversely affected,” the Administrator shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than

U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable which are consistent with the Plan.

(c) In the event the Board determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

(i) altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

(ii) shortening any Offering Period so that the Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Administrator action; and

(iii) allocating shares.

      Such modifications or amendments shall not require stockholder approval or the consent of any Plan participants.

      21.     Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

      22.     Conditions to Issuance of Shares. The Company shall not be required to issue or deliver any certificate or certificates for shares of Stock purchased upon the exercise of options prior to fulfillment of all the following conditions:

(a) The admission of such shares to listing on all stock exchanges, if any, on which is then listed; and

(b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Administrator shall, in its absolute discretion, deem necessary or advisable; and

(c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable; and

(d) The payment to the Company of all amounts which it is required to withhold under federal, state or local law upon exercise of the option; and

(e) The lapse of such reasonable period of time following the exercise of the option as the Administrator may from time to time establish for reasons of administrative convenience.

      23.     Term of Plan. The Plan was originally effective on the Effective Date and as amended and restated is effective as of the date the amended and restated Plan is approved by the Company’s stockholders. Subject to approval by the stockholders of the Company in accordance with this Section, the Plan shall be in effect until January 28, 2014, unless sooner terminated under Section 20 hereof. The Plan shall be submitted for the approval of the Company’s stockholders within twelve (12) months after the date of the initial adoption of the Plan by the Board.

      24.     Automatic Transfer to Low Price Offering Period. To the extent permitted by any applicable laws, regulations, or stock exchange rules, if the Fair Market Value of the Common Stock on any Exercise Date in an Offering Period is lower than the Fair Market Value of the Common Stock on the Enrollment

Date of such Offering Period, then (i) a new twenty-four (24) month Offering Period will automatically begin on the first trading day following that Exercise Date, and (ii) all participants in such Offering Period shall be automatically withdrawn from such Offering Period immediately after the exercise of their option on such Exercise Date and automatically re-enrolled in the immediately following Offering Period as of the first day thereof.

      25.     Equal Rights and Privileges. All Eligible Employees of the Company (or of any Designated Subsidiary) will have equal rights and privileges under this Plan so that this Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 of the Code or applicable Treasury regulations thereunder. Any provision of this Plan that is inconsistent with Section 423 or applicable Treasury regulations will, without further act or amendment by the Company, the Board or the Administrator, be reformed to comply with the equal rights and privileges requirement of Section 423 or applicable Treasury regulations.

      26.     No Employment Rights. Nothing in the Plan shall be construed to give any person (including any Eligible Employee or participant) the right to remain in the employ of the Company, a Parent or a Subsidiary or to affect the right of the Company, any Parent or any Subsidiary to terminate the employment of any person (including any Eligible Employee or participant) at any time, with or without cause.

      27.     Notice of Disposition of Shares. Each participant shall give prompt notice to the Company of any disposition or other transfer of any shares of stock purchased upon exercise of an option if such disposition or transfer is made: (a) within two (2) years from the Enrollment Date of the Offering Period in which the shares were purchased or (b) within one (1) year after the Exercise Date on which such shares were purchased. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the participant in such disposition or other transfer.

      28.     Governing Law. The validity and enforceability of this Plan shall be governed by and construed in accordance with the laws of the State of Delaware without regard to otherwise governing principles of conflicts of law.

ANNUAL MEETING OF STOCKHOLDERS OF

SANTARUS, INC.

July 27, 2004

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

ê Please detach along perforated line and mail in the envelope provided. ê

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND
“FOR” PROPOSALS 2 THROUGH 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☑

1.	To elect two directors for a three-year term to expire at the 2007 Annual Meeting of Stockholders. The present Board of Directors of the Company has nominated and recommends for election as director the following persons:

NOMINEES:
☐	FOR ALL NOMINEES	¡ Daniel D. Burgess ¡ Arthur J. Klausner
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

		FOR	AGAINST	ABSTAIN
2.	To approve the Amended and Restated 2004 Equity Incentive Award Plan, which amends the Company’s existing plan to provide that the number of shares of stock which may be issued pursuant to awards under the plan will be increased as described in Proposal 2.	☐	☐	☐

3.	To approve the Amended and Restated Employee Stock Purchase Plan, which amends the Company’s existing plan to provide that the number of shares of stock which may be issued pursuant to awards under the plan will be increased as described in Proposal 3.	☐	☐	☐

4.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2004.	☐	☐	☐

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4.

In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

All other proxies heretofore given by the undersigned to vote shares of stock of the Company, which the undersigned would be entitled to vote if personally present at the annual meeting or any adjournment or postponement thereof, are hereby expressly revoked.

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE. IF YOUR ADDRESS IS INCORRECTLY SHOWN, PLEASE PRINT CHANGES.

Signature of Stockholder __________________ Date: ______ Signature of Stockholder __________________ Date: ______

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

SANTARUS, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 27, 2004

     The undersigned stockholder of Santarus, Inc., a Delaware corporation (the “Company”), hereby appoints Gerald T. Proehl and Debra P. Crawford, and each of them, as proxies for the undersigned with full power of substitution, to attend the annual meeting of the Company’s stockholders to be held on July 27, 2004 and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

(Continued and to be signed on the reverse side)